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[logo]          PROTECTIVE INVESTMENT COMPANY
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                SEMI-ANNUAL REPORT



                [artwork]




                                                              JUNE 30, 1997
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PROTECTIVE INVESTMENT COMPANY
LETTER TO INVESTORS

                                                              August 1, 1997

DEAR INVESTORS:

We are pleased to report on the seven investment funds available through the Protective Investment Company for the six-month period ended June 30, 1997. Our investment subadvisers, Goldman Sachs Asset Management and Goldman Sachs Asset Management International, will discuss the performance and activity of each of the funds during the period, and have assisted in preparing the following overview of the investment environment.

U.S. EQUITY MARKET REACHED RECORD LEVELS AS VOLATILITY INCREASED
During the first half of 1997, the U.S. stock market rose 20.6% as measured by the Standard & Poor's 500 stock index, led by "mega-cap" stocks (stocks in the top decile of the S&P 500 in capitalization terms). The market's impressive performance was accompanied by a significant amount of volatility, as investor sentiment fluctuated between optimism and pessimism. During January and February, positive economic trends and favorable earnings reports buoyed investor confidence, which helped stock prices to soar. This trend reversed during March, when the U.S. Federal Reserve increased the Federal funds rate by 25 basis points to 5.50%. Investors perceived this negatively, and the market sold off sharply from mid-March through mid-April. By the end of April, however, investors regained confidence in the market when unexpectedly strong earnings growth was reported and the economy showed signs of moderating, which made further rate hikes appear less likely. As a result, stock prices rebounded and reached new highs.

ECONOMIC ACTIVITY WAS ROBUST DURING THE FIRST HALF OF THE PERIOD, THEN
MODERATED
Economic activity gained momentum during the first quarter of 1997, with real GDP surging at a revised 4.9% annualized rate, one of the largest jumps in a decade. The primary drivers of the economy's strength included an upswing in consumer spending, rising factory output and buoyant construction outlays. Growth moderated during the second quarter, however, as indicated by declining housing starts and sluggish retail sales. Though robust growth early in the period fanned fears of potential economic overheating, underlying inflation remained surprisingly mild.

OUTLOOK IN THE U.S.: ECONOMIC GROWTH IS EXPECTED TO ACCELERATE IN THE SECOND HALF OF 1997
Despite slowing economic activity during the second quarter, many economists expect above-average growth to resume later in the year. If growth does accelerate, fears of economic overheating could reemerge and increase the likelihood of further Fed rate hikes by year-end. While the market's year-to-date gains have been impressive, additional monetary tightening could affect equity performance. As always, it is important to maintain realistic expectations regarding your equity investments' returns.

THE INTERNATIONAL MARKET ENVIRONMENT: U.S. AND EUROPEAN MARKETS PERFORMED BEST WHILE ASIA LAGGED
During the six-month period under review, slower than expected economic growth persisted in several European and Asian countries while the U.S. and the U.K. accelerated sharply. The U.S. and most European equity markets continued to perform very well, buoyed by healthy earnings and an increased focus on improving shareholder value. In Asia, Japan and several other countries, markets declined but showed signs of improvement by the end of June.

- EUROPE. Europe's overall economic recovery continued, but growth for specific countries was mixed. The economies of the U.K., the Netherlands and parts of Scandinavia showed the most improvement, while those of Germany, France and Italy were disappointing despite signs of a moderate upturn. However, the fundamental themes that supported stocks in continental Europe throughout 1996 -- loose monetary policy, subdued inflation, the strong U.S. dollar and healthy profit growth -- remained in place. In contrast, the U.K. market was weak due to rising inflationary pressures and the strong pound sterling, which impacted the profitability of export-dependent companies.

- JAPAN. For the six-month period ended June 30, Japanese stocks (as measured by the TOPIX index in yen without dividends reinvested) rose 5.6%, underperforming most other equity markets. Though Japan's economy strengthened, the recovery remained

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fragile and investors lacked confidence in the sustainability of corporate profits. With future earnings uncertain, investors focused on international blue-chip stocks that benefited from the weakness of the yen, and shied away from the rest of the market. Despite these concerns, the market strengthened during the second half of the period, when healthy demand from pension plans and foreign investors supported equity prices.

- ASIA. The Asian stock markets were up 2.6% during the period, as measured by the Morgan Stanley Capital International All Country Asia Free (Ex Japan) Index (in U.S. dollar terms without dividends reinvested). The weak performance indicated by the Index masks the extreme divergence of performance among the individual Asian markets. For example, India rose 36.4%, Taiwan climbed 26.6% and Hong Kong returned 8.1%. In contrast, Thailand dropped 35.3% as it continued to experience severe economic problems.

A NEW MANAGEMENT TEAM ASSUMES RESPONSIBILITY FOR THE PROTECTIVE CAPITAL GROWTH FUND
In January, Goldman Sachs Asset Management acquired Liberty Investment Management, a Florida-based investment advisory firm. At the same time, Herbert Ehlers, Liberty's former CEO and Chief Investment Officer, was named a Managing Director of Goldman Sachs. As of January 1, Mr. Ehlers and his portfolio management team assumed primary responsibility for the Protective Capital Growth Fund, which they manage using a "growth at a reasonable price" investment style. To implement the team's investment style, the Protective Capital Growth Fund will emphasize growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, strong free cash flow, excellent management and favorable long-term prospects. In addition, the Fund's new management team will buy a stock meeting their rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Thank you for making the Protective Investment Company part of your long-term financial plan. If you have questions, please call your investment representative or contact us directly at 1-800-456-6330 for variable annuities or 1-800-265-1545 for variable life insurance.

Sincerely,


[signature]

Carolyn King
Chairman and President
Protective Investment Company

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PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE CORE U.S. EQUITY FUND


PERFORMANCE REVIEW AND HOLDINGS: For the six months ended June 30, 1997, the Protective CORE U.S. Equity Fund had a total return of 19.22%(1) based on net asset value, compared with 20.61% for the S&P 500 stock index, the Fund's benchmark. The Fund achieved a strong absolute return, but slightly lagged the benchmark primarily due to its defensive tilt during the period.

Successful stock selection drove the Fund's performance during the period. During the first half of the period, the Fund particularly benefited from the proprietary quantitative model developed by Goldman Sachs Asset Management. Of the four investment themes considered by the model -- value, growth, momentum and low risk -- the portfolio was tilted toward stocks with low-risk features, such as lower price volatility, and value-oriented features, such as low price/earnings ratios. This strategy worked in the Fund's favor as value stocks generally outperformed growth stocks beyond the largest capitalization tier of the S&P 500. In addition, the qualitative stock recommendations produced by the Goldman Sachs Global Investment Research Department, which were somewhat premature during the first quarter, achieved strong results during the second quarter.

The Fund's best performers came from a wide range of sectors, including technology (MICROSOFT CORP., INTERNATIONAL BUSINESS MACHINES INC.), oil/gas (EXXON CORP.), retailing (DAYTON HUDSON CORP.) and machinery (CATERPILLAR INC.).

PORTFOLIO COMPOSITION: In general, the Fund's sector exposures approximated that of the S&P 500 stock index, although its tilt toward defensive, value stocks resulted in a slight overweighting in sectors such as consumer durables and utilities and an underweighting in cyclically oriented sectors such as consumer nondurables and consumer services. These differences were the residual effect of the Fund's bottom-up stock selection process and not a reflection of an economic forecast for specific sectors.

The Fund's valuation characteristics were generally more attractive than the benchmark. For example, the Fund had a lower price/earnings ratio based on 1997 estimated earnings than the S&P 500 (17.2x versus 19.3x) and an equivalent price/book ratio (3.5x), while having a slightly higher yield than the benchmark. In other respects, the Fund maintained growth and risk characteristics that were in line with the S&P 500.

SPECIAL EVENT: The name of the Protective Select Equity Fund was changed to the Protective CORE U.S. Equity Fund. The Fund's objective and investment focus remain the same.

OUTLOOK: We intend to maintain a balanced approach by considering each of our factors (value, growth, momentum and low risk) when making investment decisions. In the near term, however, the decoupling of stock and bond markets, a low equity risk premium and increasing market volatility have increased our preference for low-risk stocks. As a result, the Fund is likely to favor stocks with defensive characteristics such as below-average price volatility, attractive valuations and good near-term growth prospects.

ROBERT C. JONES               KENT A. CLARK                 VICTOR H. PINTER
Senior Portfolio Manager,     Portfolio Manager,            Portfolio Manager,
Quantitative Equity           Quantitative Equity           Quantitative Equity

Protective CORE U.S. Equity Fund
August 1, 1997

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PROTECTIVE GROWTH AND INCOME FUND

PERFORMANCE REVIEW AND HOLDINGS: During the six months ended June 30, 1997, the Protective Growth and Income Fund had a total return of 19.80%(1) based on net asset value, compared with a total return of 20.61% for the S&P 500 stock index.

The Fund's bottom-up stock selection approach is reflected by the top performers in the portfolio during the period, which represent a variety of sectors. SUNBEAM CORP., a leading consumer products company, appreciated when reforms initiated by its new CEO -- including asset sales, improved distribution and new product introductions -- drew positive investor response. LEAR SEATING CORP., the world's largest supplier of automotive seats, benefited from its successful strategic acquisitions of third-tier suppliers. In addition, Lear appears to be well positioned to benefit from automakers' increasing reliance on outside suppliers and the globalization of the automotive supply industry. TERADYNE INC., the world's largest supplier of automotive test equipment and software for the electronics and telecommunication industries, reported significant new orders and introduced new systems innovations. After Teradyne reached our price target, we sold the position.

Other investments benefited from consolidation in the health sector. CIGNA CORP., a Philadelphia-based insurance and healthcare provider, reported unexpectedly strong first-quarter earnings as it de-emphasized its property/ casualty business to focus on its HMO operations and acquired Healthsource Inc., an owner of managed healthcare companies. AETNA INC. purchased U.S. Healthcare, a high-quality, low-cost producer in the HMO business, and benefited from synergies resulting from its previous acquisitions.

Investments that did not meet our expectations included UNICOM CORP., the parent company of Commonwealth Edison and Unicom Enterprises, which was impacted by negative press and rulings by the Nuclear Regulatory Commission. We believe that the market has overreacted to these concerns and that they are not a permanent loss of value but can be addressed by management. We continue to have confidence in the company's fundamentals and expect it to benefit from a recent change in senior management as well as an improving operating environment. Another disappointing performer was FRUIT OF THE LOOM INC., which was impacted by a price war in screenprint tee shirts.

OUTLOOK: Over the last six months, we have seen the continued absorption of money into the largest cap stocks, as many investors perceive them to be the easiest way to invest their cash rapidly. In contrast, our management team intends to continue to seek out undervalued, less widely understood securities that we expect to be less subject to investor anxiety and market cycles. We believe that our strategy positions the Fund to take advantage of short-term price declines while minimizing potential downside volatility.

RONALD E. GUTFLEISH         G. LEE ANDERSON            EILEEN A. APTMAN
Senior Portfolio Manager,   Portfolio Manager,         Portfolio Manager,
U.S. Active Equity Value    U.S. Active Equity Value   U.S. Active Equity Value


LAWRENCE S. SIBLEY
Portfolio Manager,
U.S. Active Equity Value


Protective Growth and Income Fund
August 1, 1997

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PROTECTIVE CAPITAL GROWTH FUND

PERFORMANCE REVIEW AND HOLDINGS: For the six-month period ended June 30, 1997, the Protective Capital Growth Fund had a total return of 21.18%(1) based on net asset value, outperforming the 20.61% return of the S&P 500 stock index, the Fund's benchmark, during the same period.

The strongest contributors to the Fund's performance included pharmaceutical companies BRISTOL-MYERS SQUIBB CO. and PFIZER, INC. These stocks were buoyed by a number of positive factors, including new product introductions, a benign political environment, a more accommodative FDA, strong unit growth, powerful free cash flow and reasonable valuations. Over the coming decades, we believe these companies are positioned to benefit as the baby boomers age and require more health-related products and services.

In the financial sector, two of the Fund's commercial bank holdings, BANKAMERICA CORP. and NATIONSBANK CORP., were prime beneficiaries of the "Goldilocks" economy. This favorable environment, which has been characterized by steady economic growth, modest loan demand, low inflation and stable interest rates, contributed to strong earnings gains for both banks. In addition, MBNA CORP., the second largest credit card lender in the world, appreciated due to surging growth in credit card accounts, new affiliations with sponsoring organizations for its affinity cards and the rapid growth of its U.K. business.

Several producers of household products also performed well. These included companies with world-class franchises and/or strong brand names such as PROCTOR & GAMBLE CO., GILLETTE CO., COLGATE-PALMOLIVE CO. and AVON PRODUCTS, INC., all of which reported solid earnings gains and high returns on equity. These companies are benefiting from strong international growth as capitalism spreads throughout the world and per capita income rises.

An investment that lagged during the period was GAYLORD ENTERTAINMENT CO., a diversified entertainment and communications company, as investors responded negatively to the sale of its two cable channels (The Nashville Network and Country Music Television) to Westinghouse. Under terms of the agreement, Gaylord will receive a fixed amount of Westinghouse stock, which minimized the company's risk but also limited its upside potential in the surging stock market. We continue to believe Gaylord is attractively valued.

OUTLOOK: The outlook for the economy and the stock market appears favorable, with low inflation, stable interest rates and modest economic growth expected to help the Fund's holdings produce favorable earnings gains. We believe the Fund is currently well positioned to benefit from the positive investing climate that we anticipate. During the past six months, we increased the Fund's diversification among industry sectors and increased its holdings of large-cap growth stocks, with the intention of providing favorable long-term returns and reducing portfolio risk.

HERBERT E. EHLERS             GEORGE D. ADLER               ROBERT G. COLLINS
Senior Portfolio Manager,     Portfolio Manager,            Portfolio Manager,
U.S. Active Equity Growth     U.S. Active Equity Growth     U.S. Active Equity
Growth


GREGORY H. EKIZIAN            ERNEST C. SEGUNDO             DAVID G. SHELL
Portfolio Manager,            Portfolio Manager,            Portfolio Manager,
U.S. Active Equity Growth     U.S. Active Equity Growth     U.S. Active Equity
Growth


Protective Capital Growth Fund
August 1, 1997

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PROTECTIVE SMALL CAP EQUITY FUND

PERFORMANCE REVIEW AND HOLDINGS: The Protective Small Cap Equity Fund significantly outperformed its benchmark for the six-month period ended June 30, 1997, achieving a total return of 19.67%(1) based on net asset value, compared with a return of 10.20% for the Russell 2000, an index that tracks the stock price performance of small companies.

Small-cap stocks continued to lag large caps, primarily due to the relatively weak performance of emerging growth small-caps early in the year. Though the emerging growth sector strengthened during the second quarter, small-cap stocks with value characteristics, which the Fund emphasizes, significantly outperformed small-cap growth stocks for the period as a whole.

The Fund's strongest performers during the period came from a wide range of industries.

- The stock prices of several holdings rebounded when company fundamentals stabilized and began to improve after previous earnings disappointments or operational difficulties. These included health-related companies such as MARINER HEALTH GROUP INC. and SUN HEALTHCARE GROUP INC. (providers of long-term care services) as well as specialty retailers such as GENERAL NUTRITION COS. INC. (vitamins and nutrition supplements) and J. BAKER INC. (men's apparel and discount licensed shoe departments).

- A number of stocks appreciated when their continued strong underlying growth began to be more widely recognized by the market. These included two of the Fund's restaurant investments, IHOP CORP. and MORTON'S RESTAURANT GROUP INC.; financial stocks such as IPC HOLDINGS LTD. (catastrophe reinsurance) and HORACE MANN EDUCATORS CORP. (property, casualty and life insurance for the educator market); and MOVADO GROUP INC. (owner of the Movado, Concord and Esquire watch brands).

- Some holdings performed well when they received and accepted merger proposals. These included AMPHENOL CORP. (coaxial cable and connector manufacturer), HERITAGE MEDIA CORP. (in-store marketing products and services), DECISIONONE CORP. (provider of computer maintenance support services) and LESLIE'S POOLMART (swimming pool supplies).

During the period, the Fund's cash position increased significantly as we sold a number of holdings (e.g., HORACE MANN EDUCATORS CORP., AMPHENOL CORP., LESLIE'S POOLMART) after they reached our target prices. We have been gradually reinvesting the proceeds, and we expect this cash position to decline as we identify attractive investments that meet our disciplined selection criteria.

An investment that did not meet our expectations was GROUPE AB, the largest independent provider of content for French television, which declined due to concerns over the potential cancellation of a major customer's expected youth programming orders. We believe the market has overreacted to this news as Groupe AB has already begun to benefit from the distribution of its library of youth programming to other television broadcasters.

OUTLOOK: To a significant extent, the performance of small caps will depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. Though small caps have lagged, this trend has left many interesting investment opportunities trading at attractive valuations. In addition, we remain optimistic that the Fund's current holdings should offer the potential for above-average returns through the compounding of sustainable internal growth and the advantageous reinvestment of excess cash flow.

PAUL D. FARRELL            MATTHEW B. MCLENNAN        TIMOTHY G. EBRIGHT
Senior Portfolio Manager,  Portfolio Manager,         Portfolio Manager,
U.S. Active Equity Value   U.S. Active Equity Value   U.S. Active Equity Growth


Protective Small Cap Equity Fund
August 1, 1997

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PROTECTIVE INTERNATIONAL EQUITY FUND

PERFORMANCE REVIEW AND HOLDINGS: The Fund outperformed its benchmark during the period under review, achieving a total return of 12.50%(1) based on net asset value, compared with a return of 10.69% for the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis.

The Fund's strong performance versus the Europac can primarily be attributed to successful stock selection across regions.

- EUROPE. The Fund was overweighted in European stocks relative to the Index, 55.3% versus 51.5%. Two of the portfolio's best performers in the region were temporary employment agencies ADECCO (Switzerland) and RANDSTAD HOLDINGS (Netherlands), which appreciated due to earnings upgrades and a cyclical upturn in the temporary employment industry. In other sectors, NOVARTIS (Switzerland), one of the world's largest pharmaceutical companies that was formed through the merger of Sandoz and Ciba Geigy, reacted positively to news that cost cutting remained on track, as well as favorable progress on new product development over the course of the period. ADIDAS (Germany), the European market leader in athletic shoes and sports apparel, also performed well as it produced double-digit profit and sales growth. In contrast, HOECHST, a German pharmaceutical company, came under pressure when it announced that it had decided not to spin off its pharmaceutical business, as it had previously announced.

- JAPAN. As of June 30, the Fund's 30.3% allocation in Japan was underweighted compared with the benchmark (34.6%). Top performers included TAKEDA CHEMICAL INDUSTRIES, the largest pharmaceutical company in Japan, which reported higher than expected earnings primarily due to its U.S. joint venture with Abbott Laboratories. SMC CORP., a manufacturer of pneumatic control devices used in automated assembly lines, continued to benefit from its dominant market share in Japan and successful expansion of its overseas operations. CANON, INC., a manufacturer of office equipment, cameras and computer peripherals, performed well due to good earnings results and a bright outlook for PC peripherals.

- ASIA-PACIFIC. The portfolio was underweighted in Asia (outside Japan) compared with the benchmark, 8.5% versus 10.1%. One of the region's top performers was ASIA SATELLITE TELECOMMUNICATION HOLDINGS LTD., a leading satellite owner and operator in the Asia-Pacific region. The company performed well when satellite utilization and transponder rates remained firm, which eased market concerns that an impending oversupply of transponders would impact the profitability of Asian satellite operators.

OUTLOOK: We continue to have a positive view of the European market environment for the coming months. Despite modest economic growth, companies are reporting good profit growth as they benefit from low interest rates, corporate restructuring and improved global competitiveness. We remain reasonably optimistic on Japan, where we believe interest rates are likely to edge up during the next year, but not to the levels that would be harmful to stock valuations. We are generally positive on other Asian markets for the remainder of 1997. Asian equities remain attractively valued on a historical basis and are expected to benefit from a pickup in export growth, continued low inflation and a modest economic recovery throughout the region.

RODERICK D. JACK           MARCEL JONGEN               SHOGO MAEDA
Portfolio Manager, London  Portfolio Manager, London   Portfolio Manager, Tokyo

WARWICK M. NEGUS
Portfolio Manager, Singapore


Protective International Equity Fund
August 1, 1997

PROTECTIVE GLOBAL INCOME FUND

PERFORMANCE REVIEW AND HOLDINGS: For the six-month period ended June 30, 1997, the total return of the Protective Global Income Fund was 3.37%(1), compared with a return of 4.01% for its benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index").

The Fund benefited from its overweighting in U.K. bonds, which achieved strong gains at the end of the period, and its underweighting in the U.S., the weakest market. However, the portfolio lagged the benchmark primarily because it was underweighted in Japanese assets, both bonds and currency. Japanese Government Bonds (JGBs) performed well during the first half of the period, and the yen performed well during May and June.

The following is a snapshot of the Fund's positions as of June 30, 1997.

-    U.S.   As noted, the portfolio was underweighted in U.S. Treasuries (21.8%
     as of June 30), which significantly benefited its performance relative to the Index.
- OTHER DOLLAR BLOC. During the period, the Fund's position in Australia was increased to take advantage of improving bond fundamentals and a widening of the Australia/U.S. bond yield differential. After Australian bonds surged in response to the central bank's 50-basis-point interest rate cut, the Fund's overweighted position was sold. Despite our generally negative view of Canadian bonds, we established a position in that market in December 1996 following a sharp sell-off. We later sold this position at a profit after the market rebounded.
- EUROPE. European bonds were the strongest performers and contributed to the Fund's favorable results.
- GERMANY. Germany's bond market continued to be supported by the belief that the Bundesbank would maintain its very easy monetary policy. The Fund held an overweighted position in Germany relative to the Index, 10.3% versus 8.8%.

- U.K. In January, the Fund's U.K. allocation was increased in the belief that the forward interest rate curve reflected an overly pessimistic view of potential monetary tightening. This strategy was successful when the gilt rebounded following the Labor Party's election victory. As of June 30, the U.K. accounted for an 8.9% position, overweighted compared with the benchmark (6.6%).

- SPAIN, ITALY AND SWEDEN. Among the higher yielding European markets, Spain performed well due to positive economic fundamentals and was then sold in June as the market fully discounted Spain's joining EMU. In contrast, the Fund's weightings in Italy and Sweden were both increased significantly over the period, to 20.4% and 7.2% respectively.

- FRANCE. The Fund established a small position in France in the belief that the underperformance of shorter term bonds in that market presented an attractive investment opportunity relative to Germany. By June 30, France represented 3.3% of the Fund.

- JAPAN. The Fund significantly underweighted Japan relative to the Index during most of the period. As of June 30, Japan accounted for 6.6% of the portfolio versus 14.8% for the Index.

- CASH EQUIVALENTS. The Fund's cash equivalent position was reduced to 9.4%, down from 17.2% six months ago.

OUTLOOK: We expect to maintain the Fund's underweighted exposure to U.S. Treasuries, as we believe that growth will rebound in the third quarter and prompt the Fed to tighten further. In Europe, we will likely maintain a neutral exposure both overall and between the core and high-yielding markets.
 The recent rally in the high yielders now largely discounts a broader EMU commencing as scheduled on January 1, 1999. In our view, there are now risks that threats of delay could result in these markets underperforming. We anticipate that interest rates will rise in Japan, which would have negative implications for the JGB market.

STEPHEN C. FITZGERALD         ANDREW F. WILSON              GARETH I. EVANS
Portfolio Manager,            Portfolio Manager,            Portfolio Manager,
Fixed Income Investments      Fixed Income Investments      Currency


Protective Global Income Fund
London, August 1, 1997

PROTECTIVE MONEY MARKET FUND

PERFORMANCE REVIEW AND COMPOSITION: As of June 30, 1997, the 7-day current yield of the Protective Money Market Fund was 4.94%. We expect to maintain a weighted average maturity in a range between 20 and 40 days in order to best meet the objectives of the Fund.

OUTLOOK: Goldman Sachs' economists expect to see an acceleration of economic growth during the second half of the year as the demand side of the economy expands due to increasing household wealth. This increase in demand, combined with a continuously tight labor market, is likely to create renewed pressure for tighter monetary policy toward the end of the year. Goldman Sachs' economists anticipate that real GDP gains will remain in a 3.0% to 3.5% range over the next two quarters, and expect a 5.75% Federal funds rate by year-end.

ELIZABETH D. ANDERSON
Portfolio Manager,
Money Market Investments


Protective Money Market Fund
August 1, 1997





(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day of the fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not include any insurance charges imposed in connection with your variable insurance or annuity contract. If the performance information included the effect of these charges, performance numbers would be lower.

PROTECTIVE GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                                        PRINCIPAL
                                                          AMOUNT
     SECURITY DESCRIPTION                                 (000)    U.S. $ VALUE
     --------------------                                --------  ------------
GOVERNMENT AND AGENCY SECURITIES--90.6%
FRANCE--3.3%
Government of France
    4.750%, 03/12/2002 . . . . . . . . .       FRF         8,000   $  1,372,062
                                                                   ------------
GERMANY--10.3%
Federal Republic of Germany
    6.750%, 04/22/2003 . . . . . . . . .       DEM         5,500      3,441,403
    6.500%, 10/14/2005 . . . . . . . . .                     300        183,309
LB Rheinland--Pfalz Giro
    5.750%, 10/16/2003 . . . . . . . . .                   1,000        590,333
                                                                    -----------
                                                                      4,215,045
                                                                    -----------
ITALY--20.4%
Republic of Italy
    9.500%, 05/01/2001 . . . . . . . . .       ITL     9,000,000      5,870,014
    5.125%, 07/29/2003 . . . . . . . . .                  80,000        811,377
    8.750%, 07/01/2006 . . . . . . . . .               2,500,000      1,659,243
                                                                    -----------
                                                                      8,340,634
                                                                    -----------
JAPAN--6.6%
Asian Development Bank
    5.625%, 02/18/2002 . . . . . . . . .       JPY       100,000      1,019,674
International Bank Reconstruction
 & Development
    4.500%, 03/20/2003 . . . . . . . . .                 170,000      1,682,461
                                                                    -----------
                                                                      2,702,135
                                                                    -----------
NEW ZEALAND--7.7%
Government of New Zealand
 8.000%, 02/15/2001. . . . . . . . . . .       NZD         4,500      3,177,973
                                                                    -----------
SWEDEN--7.2%
Kingdom of Sweden
    5.500%, 04/12/2002 . . . . . . . . .       SEK        19,000      2,428,699
    6.000%, 02/09/2005 . . . . . . . . .                   4,000        506,517
                                                                    -----------
                                                                      2,935,216
                                                                    -----------
UNITED KINGDOM--8.9%
U.K. Treasuries
    8.000%, 06/10/2003 . . . . . . . . .       GBP         1,000      1,735,555
    10.000%, 09/08/2003. . . . . . . . .                   1,000      1,902,607
                                                                    -----------
                                                                      3,638,162
                                                                    -----------
UNITED STATES--26.2%
Bayerische Landesbank Girozent
    6.625%, 06/25/2007 . . . . . . . . .       USD         1,800   $  1,782,540
United States Treasury Notes
    7.875%, 11/15/2004 . . . . . . . . .                   1,300      1,402,986
    6.500%, 08/15/2005 . . . . . . . . .                   1,100      1,096,909
    7.000%, 07/15/2006 . . . . . . . . .                   2,000      2,057,500
    6.500%, 10/15/2006 . . . . . . . . .                   4,400      4,381,432
                                                                    -----------
                                                                     10,721,367
                                                                    -----------
TOTAL GOVERNMENT
AND AGENCY SECURITIES--
    (Cost $36,792,641) . . . . . . . . .                             37,102,594
                                                                    -----------
SHORT TERM INVESTMENT--9.4%
TIME DEPOSIT--9.4%
State Street Bank and Trust Co.
 Eurodollar Time Deposit
    5.950%, 07/01/1997 . . . . . . . . .       USD         3,853      3,853,000
                                                                    -----------
TOTAL SHORT TERM INVESTMENT--
    (Cost $3,853,000). . . . . . . . . .                              3,853,000
                                                                    -----------
                                                        NUMBER OF
                                                        CONTRACTS
                                                          (000)
                                                        ----------
PUT OPTIONS PURCHASED--0.0%
Government of France
    4.75%, 03/12/2002 - 4.845%, put
    expiration 07/24/1997 . . . . . . . .                  8,000            272
                                                                    -----------
TOTAL PUT OPTIONS PURCHASED--
    (Cost $10,369) . . . . . . . . . . . .                                  272
                                                                    -----------
TOTAL INVESTMENTS--
    (Cost $40,656,010)--100.0% . . . . . .                        $  40,955,866
                                                                    -----------
                                                                    -----------



See Glossary of Terms on page 40.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

     SECURITY DESCRIPTION                                SHARES    U.S. $ VALUE
     --------------------                               --------   ------------

COMMON STOCK--90.4%
AUSTRALIA--2.0%
Australia and New Zealand
     Banking Group Ltd . . . . . . . . .                 173,255   $  1,296,281
Woodside Petroleum Ltd . . . . . . . . .                 148,000      1,275,101
                                                                    -----------
                                                                      2,571,382
                                                                    -----------
AUSTRIA--0.3%
Oester Elektrizita . . . . . . . . . . .                   5,345        376,462
                                                                    -----------
FRANCE--6.3%
Comptoirs Modernes . . . . . . . . . . .                   4,690      2,474,007
Dexia France . . . . . . . . . . . . . .                  31,695      3,084,986
SGS-Thomson Microelectronics N.V. *. . .                  30,600      2,416,050
                                                                    -----------
                                                                      7,975,043
                                                                    -----------
GERMANY--4.7%
Adidas AG. . . . . . . . . . . . . . . .                  22,990      2,544,046
Hoechst AG . . . . . . . . . . . . . . .                  79,015      3,351,602
                                                                    -----------
                                                                      5,895,648
                                                                    -----------
HONG KONG--3.2%
Asia Satellite Telecom Holdings Ltd. . .                 636,000      1,949,712
Dao Heng Bank Group Ltd. . . . . . . . .                 155,000        848,296
Sun Hung Kai Properties. . . . . . . . .                 105,000      1,263,827
                                                                    -----------
                                                                      4,061,835
                                                                    -----------
IRELAND--2.3%
Bank of Ireland. . . . . . . . . . . . .                 268,542      2,947,649
                                                                    -----------
ITALY--2.5%
Telecom Italia . . . . . . . . . . . . .                 584,000      1,889,890
Telecom Italia (savings shares). . . . .                 690,000      1,234,194
                                                                    -----------
                                                                      3,124,084
                                                                    -----------
JAPAN--30.3%
Aderans Co.. . . . . . . . . . . . . . .                  39,000      1,109,231
Autobacs Seven Co. . . . . . . . . . . .                   9,800        776,339
Canon Inc. . . . . . . . . . . . . . . .                 120,000      3,266,446
Circle K Japan Co. . . . . . . . . . . .                      40          2,296
Hoya Corp. . . . . . . . . . . . . . . .                  25,000      1,112,371
Inaba Denkisangyo Co.. . . . . . . . . .                  45,100        806,622
Itoen Ltd. . . . . . . . . . . . . . . .                  22,000        497,121
Kokuyo Co. . . . . . . . . . . . . . . .                  66,000      1,785,029
Kyocera Corp.. . . . . . . . . . . . . .                  30,000      2,381,783
Max Co.. . . . . . . . . . . . . . . . .                  69,000      1,294,277
Mirai Industry Co. . . . . . . . . . . .                  43,010        983,129
Mitsubishi Heavy Industries Ltd. . . . .                 431,000      3,305,261
Mitsui Marine & Fire . . . . . . . . . .                 330,000      2,383,877
Nintendo Co. . . . . . . . . . . . . . .                  22,100      1,850,986
Ono Pharmaceutical Co. . . . . . . . . .                  21,000        740,185
Santen Pharmaceutical Co.. . . . . . . .                  65,600      1,322,073
Sanyo Shinpan Finance Co. Ltd. . . . . .                  19,100      1,181,461
Shimachu Co. . . . . . . . . . . . . . .                  60,000      1,800,733
SMC Corp.. . . . . . . . . . . . . . . .                  35,600      3,006,526
Taikisha Ltd.. . . . . . . . . . . . . .                  81,000      1,307,363
Takeda Chemical Industries . . . . . . .                  66,000      1,854,127
TDK Corp.. . . . . . . . . . . . . . . .                  36,000      2,641,424
Tostem Corp. . . . . . . . . . . . . . .                  70,000      1,935,962
York Benimaru Co.. . . . . . . . . . . .                  29,600        929,682
                                                                    -----------
                                                                     38,274,304
                                                                    -----------
MALAYSIA--0.9%
Commerce Asset Holdings. . . . . . . . .                 204,000        537,480
Commerce Asset Holdings (Rights) * . . .                  77,600          2,767
Commerce Asset Holdings (Warrants) * . .                  48,500          7,494
UTD Engineers Bhd. . . . . . . . . . . .                  77,000        555,230
                                                                    -----------
                                                                      1,102,971
                                                                    -----------
NETHERLANDS--4.9%
ASM Lithography Holding *. . . . . . . .                  53,030      3,066,333
Randstad Holdings N.V. . . . . . . . . .                   4,405        464,534
Wolters Kluwer N.V.. . . . . . . . . . .                  21,523      2,620,611
                                                                    -----------
                                                                      6,151,478
                                                                    -----------
PHILIPPINES--0.4%
Metro Pacific Corp.. . . . . . . . . . .               2,246,000        485,373
                                                                    -----------
SINGAPORE--1.0%
Parkway Holdings Ltd.. . . . . . . . . .                 276,000      1,235,504
                                                                    -----------
SPAIN--2.0%
Banco Popular Espana . . . . . . . . . .                  10,460      2,562,647
                                                                    -----------
SWEDEN--7.9%
Ericsson LM Telephone. . . . . . . . . .                  64,470      2,537,795
Hoganas AB, Class B. . . . . . . . . . .                  11,355        377,986
Securitas AB, Class B. . . . . . . . . .                  94,310      2,657,822
Sparbanken Sverige AB, Class A . . . . .                  85,230      1,895,102
Swedish Match. . . . . . . . . . . . . .                 767,715      2,580,388
                                                                    -----------
                                                                     10,049,093
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

     SECURITY DESCRIPTION                                SHARES    U.S. $ VALUE
     --------------------                               --------   ------------

COMMON STOCK (CONTINUED)
SWITZERLAND--7.4%
Adecco SA. . . . . . . . . . . . . . . .                   7,432   $  2,850,630
Cie Financier Richemont AG . . . . . . .                   1,175      1,698,116
Novartis AG. . . . . . . . . . . . . . .                   3,010      4,811,877
                                                                    -----------
                                                                      9,360,623
                                                                    -----------
UNITED KINGDOM--14.3%
British Airport Authority PLC. . . . . .                 118,856      1,095,548
Electrocomponents PLC. . . . . . . . . .                 405,687      3,019,892
Misys PLC. . . . . . . . . . . . . . . .                 137,155      3,085,743
Premier Farnell. . . . . . . . . . . . .                 304,187      2,365,649
Rentokil Group PLC . . . . . . . . . . .               1,060,430      3,719,060
Siebe PLC. . . . . . . . . . . . . . . .                 134,740      2,284,216
Standard Chartered PLC . . . . . . . . .                 168,964      2,577,403
                                                                    -----------
                                                                     18,147,511
                                                                    -----------
TOTAL COMMON STOCK--
  (Cost $91,982,579) . . . . . . . . . .                            114,321,607
                                                                    -----------
PREFERRED STOCK--3.6%
AUSTRALIA--1.0%
Village Roadshow Ltd., Class A . . . . .                 485,187      1,228,378
                                                                    -----------
GERMANY--2.6%
Fresenius AG . . . . . . . . . . . . . .                  14,688      3,334,928
                                                                    -----------
TOTAL PREFERRED STOCK--
  (Cost $2,669,169). . . . . . . . . . .                              4,563,306
                                                                    -----------

SHORT TERM INVESTMENT--6.0%
TIME DEPOSIT--6.0%
State Street Bank and Trust Co.
 Eurodollar Time Deposit
    5.950%, 07/01/1997 . . . . . . . . .       USD         7,545      7,545,000
                                                                    -----------
TOTAL SHORT TERM INVESTMENT--
  (Cost $7,545,000). . . . . . . . . . .                              7,545,000
                                                                    -----------
TOTAL INVESTMENTS--
  (Cost $102,196,748)--100.0%. . . . . .                         $  126,429,913
                                                                    -----------
                                                                    -----------

*  Denotes non-income producing security.

    See Glossary of Terms on page 40.



ANALYSIS OF INDUSTRY CLASSIFICATIONS

INDUSTRY                              % OF INVESTMENTS              VALUE

Auto Components                               0.6 %          $      776,339
Business Services                            10.1                12,777,789
Commercial Banks                             10.0                12,675,119
Computer/Office Equipment                     6.0                 7,589,270
Conglomerates                                 1.0                 1,235,504
Construction                                  1.5                 1,935,962
Consumer Goods                                3.4                 4,339,540
Electrical Equipment                          1.8                 2,277,406
Electronics                                  12.0                15,168,700
Engineering                                   4.9                 6,144,707
Entertainment/Leisure/Toy                     2.4                 3,079,364
Financial Services                            3.4                 4,266,447
Food/Wholesale                                0.4                   497,121
Health Care                                  12.2                15,414,792
Insurance                                     1.9                 2,383,877
Machinery                                     3.4                 4,313,889
Media                                         2.1                 2,620,611
Metal Products                                0.3                   377,986
Oil                                           1.0                 1,275,101
Real Estate                                   1.0                 1,263,827
Retail Trade                                  5.0                 6,315,949
Textile                                       2.0                 2,544,046
Time Deposit                                  6.0                 7,545,000
Tobacco                                       2.0                 2,580,388
Transportation                                0.9                 1,095,548
Utility                                       4.3                 5,450,258
Wholesale Trade                               0.4                   485,373
                                            -----            --------------
Totals                                      100.0            $  126,429,913
                                            -----            --------------
                                            -----            --------------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE CAPITAL GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                    SHARES        VALUE
 --------------------                                    ------        -----

COMMON STOCK--90.9%
AEROSPACE/DEFENSE--1.3%
McDonnell Douglas Corp.. . . . . . . . .                   9,700     $  664,450
                                                                    -----------
ALUMINUM--0.1%
Aluminum Co. of America. . . . . . . . .                   1,000         75,375
                                                                    -----------
AUTO PARTS--0.8%
Lear Seating Corp. * . . . . . . . . . .                   9,100        403,813
                                                                    -----------
BEVERAGES--3.5%
Anheuser Busch Cos. Inc. . . . . . . . .                   8,700        364,856
Coca Cola Co.. . . . . . . . . . . . . .                  10,400        702,000
PepsiCo Inc. . . . . . . . . . . . . . .                  19,500        732,469
                                                                    -----------
                                                                      1,799,325
                                                                    -----------
BROADCAST MEDIA--1.1%
Cablevision Systems Corp. *. . . . . . .                   3,200        172,800
Gaylord Entertainment Co.. . . . . . . .                   5,800        133,763
HBO & Co.. . . . . . . . . . . . . . . .                   3,500        241,062
                                                                    -----------
                                                                        547,625
                                                                    -----------
BUILDING MATERIALS--0.4%
Home Depot Inc.. . . . . . . . . . . . .                   3,300        227,494
                                                                    -----------
BUSINESS SERVICES--3.3%
Ecolab Inc.. . . . . . . . . . . . . . .                  11,000        525,250
First Data Corp. . . . . . . . . . . . .                  13,200        579,975
Service Corporation International. . . .                  17,900        588,462
                                                                    -----------
                                                                      1,693,687
                                                                    -----------
CHEMICALS--1.3%
BetzDearborn Inc.. . . . . . . . . . . .                   1,200         79,200
E I Du Pont De Nemours & Co. . . . . . .                   3,300        207,487
Monsanto Co. . . . . . . . . . . . . . .                   4,200        180,863
Sherwin-Williams Co. . . . . . . . . . .                   4,200        129,675
Sigma-Aldrich Corp.. . . . . . . . . . .                   2,500         87,656
                                                                    -----------
                                                                        684,881
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--4.2%
Autodesk Inc.. . . . . . . . . . . . . .                   3,100        118,769
Cisco Systems Inc. * . . . . . . . . . .                   2,700        181,237
International Business Machines Inc. . .                   3,700        333,694
Intuit Inc. *. . . . . . . . . . . . . .                   2,500         57,344
Microsoft Corp. *. . . . . . . . . . . .                   7,000        884,625
Oracle Corp. * . . . . . . . . . . . . .                   6,800        342,550
Peoplesoft Inc. *. . . . . . . . . . . .                   1,500         79,125
Sterling Commerce Inc. * . . . . . . . .                   4,800        157,800
                                                                    -----------
                                                                      2,155,144
                                                                    -----------
COSMETICS--2.5%
Avon Products Inc. . . . . . . . . . . .                   8,000     $  564,500
Gillette Co. . . . . . . . . . . . . . .                   7,700        729,575
                                                                    -----------
                                                                      1,294,075
                                                                    -----------
DIVERSIFIED OPERATIONS--0.8%
American Standard Cos. Inc. *. . . . . .                   4,000        179,000
Corning Inc. . . . . . . . . . . . . . .                   1,200         66,750
Norfolk Southern Corp. . . . . . . . . .                   1,500        151,125
                                                                    -----------
                                                                        396,875
                                                                    -----------
DRUGS & HEALTH CARE--14.3%
American Home Products Corp. . . . . . .                   6,800        520,200
Bristol Myers Squibb Co. . . . . . . . .                  20,280      1,642,680
Eli Lilly & Co.. . . . . . . . . . . . .                   7,000        765,187
Johnson & Johnson Co.. . . . . . . . . .                  15,600      1,004,250
Merck & Co. Inc. . . . . . . . . . . . .                   6,900        714,150
Perkin Elmer Corp. . . . . . . . . . . .                   2,400        190,950
Pfizer Inc.. . . . . . . . . . . . . . .                  12,000      1,434,000
Schering-Plough Corp.. . . . . . . . . .                  10,200        488,325
Tenet Healthcare Corp. * . . . . . . . .                   9,500        280,844
US Surgical Corp.. . . . . . . . . . . .                   2,900        108,025
Warner Lambert Co. . . . . . . . . . . .                   2,200        273,350
                                                                    -----------
                                                                      7,421,961
                                                                    -----------
ELECTRIC UTILITIES--0.4%
AES Corp. *. . . . . . . . . . . . . . .                   3,200        226,400
                                                                    -----------
ELECTRONICS--6.4%
Avnet Inc. . . . . . . . . . . . . . . .                   5,500        316,250
General Electric Co. . . . . . . . . . .                  22,900      1,497,087
Hewlett Packard Co.. . . . . . . . . . .                   3,700        207,200
Intel Corp.. . . . . . . . . . . . . . .                   9,100      1,290,494
                                                                    -----------
                                                                      3,311,031
                                                                    -----------
ENTERTAINMENT--0.9%
Walt Disney Co.. . . . . . . . . . . . .                   5,600        449,400
                                                                    -----------
FINANCIAL SERVICES--6.2%
Federal Home Loan Mortgage Corp. . . . .                  21,600        742,500
Federal National Mortgage Assn.. . . . .                  16,700        728,537
MBNA Corp. . . . . . . . . . . . . . . .                  32,800      1,201,300
State Street Corp. . . . . . . . . . . .                  11,400        527,250
                                                                    -----------
                                                                      3,199,587
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE CAPITAL GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                    SHARES         VALUE
 --------------------                                    ------         -----

COMMON STOCK (CONTINUED)
FOODS--3.7%
Campbell Soup Co.. . . . . . . . . . . .                   5,200     $  260,000
Kellogg Co.. . . . . . . . . . . . . . .                   5,960        510,325
Nabisco Holdings Corp. . . . . . . . . .                  10,500        418,687
Ralston Purina Group . . . . . . . . . .                   3,000        246,563
Wrigley (WM) Jr. Co. . . . . . . . . . .                   7,040        471,680
                                                                    -----------
                                                                      1,907,255
                                                                    -----------
HOSPITAL MANAGEMENT--0.5%
Columbia/HCA Healthcare Corp.. . . . . .                   7,100        279,119
                                                                    -----------
HOTELS--0.3%
Mirage Resorts Inc. *. . . . . . . . . .                   5,300        133,825
                                                                    -----------
HOUSEHOLD PRODUCTS--2.5%
Amway Asia Pacific Ltd.. . . . . . . . .                     800         34,900
Colgate-Palmolive Co.. . . . . . . . . .                   3,900        254,475
Procter & Gamble Co. . . . . . . . . . .                   7,000        988,750
                                                                    -----------
                                                                      1,278,125
                                                                    -----------
INSURANCE--3.0%
Aetna Inc. . . . . . . . . . . . . . . .                   4,373        447,686
AMBAC Inc. . . . . . . . . . . . . . . .                     200         15,275
American International Group Inc.. . . .                   2,700        403,312
Nationwide Financial Services Inc. . . .                   4,500        120,645
SunAmerica Inc.. . . . . . . . . . . . .                  11,400        555,750
                                                                    -----------
                                                                      1,542,668
                                                                    -----------
MAJOR REGIONAL BANKS--8.5%
Banc One Corp. . . . . . . . . . . . . .                  30,780      1,490,895
BankAmerica Corp.. . . . . . . . . . . .                  24,000      1,549,500
NationsBank Corp.. . . . . . . . . . . .                  21,300      1,373,850
                                                                    -----------
                                                                      4,414,245
                                                                    -----------
MANUFACTURING--1.2%
Hasbro Inc.. . . . . . . . . . . . . . .                   4,200        119,175
Minnesota Mining & Manufacturing Co. . .                   4,800        489,600
                                                                    -----------
                                                                        608,775
                                                                    -----------
MULTIMEDIA--2.5%
Gannett Inc. . . . . . . . . . . . . . .                   5,200        513,500
Time Warner Inc. . . . . . . . . . . . .                  10,800        521,100
Tribune Co.. . . . . . . . . . . . . . .                   5,600        269,150
                                                                    -----------
                                                                      1,303,750
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--0.4%
Xerox Corp.. . . . . . . . . . . . . . .                   2,300     $  181,413
                                                                    -----------
OIL--4.9%
Amoco Corp.. . . . . . . . . . . . . . .                   2,100        182,569
Atlantic Richfield Co. . . . . . . . . .                   2,000        141,000
Exxon Corp.. . . . . . . . . . . . . . .                   3,200        196,800
Mobil Corp.. . . . . . . . . . . . . . .                   8,000        559,000
Schlumberger Ltd.. . . . . . . . . . . .                   1,700        212,500
Texaco Inc.. . . . . . . . . . . . . . .                  10,200      1,109,250
Unocal Corp. . . . . . . . . . . . . . .                   3,300        128,081
                                                                    -----------
                                                                      2,529,200
                                                                    -----------
PACKAGING & CONTAINERS--0.3%
Owens Illinois Inc. *. . . . . . . . . .                   4,600        142,600
                                                                    -----------
PAPER AND FOREST PRODUCTS--0.7%
Georgia Pacific Corp.. . . . . . . . . .                   4,270        364,551
                                                                    -----------
PHOTOGRAPHY--0.9%
Eastman Kodak Co.. . . . . . . . . . . .                   6,200        475,850
                                                                    -----------
POLLUTION CONTROL--0.5%
Waste Management Inc.. . . . . . . . . .                   8,815        283,182
                                                                    -----------
PUBLISHING--1.5%
Valassis Communications Inc. * . . . . .                  31,700        760,800
                                                                    -----------
PUBLISHING/NEWSPAPERS--0.9%
Central Newspapers Inc.. . . . . . . . .                   2,300        164,738
New York Times Co. . . . . . . . . . . .                   6,300        311,850
                                                                    -----------
                                                                        476,588
                                                                    -----------
RESTAURANTS--1.3%
Marriot International Inc. . . . . . . .                   9,500        583,062
McDonald's Corp. . . . . . . . . . . . .                   2,300        111,119
                                                                    -----------
                                                                        694,181
                                                                    -----------
RETAIL--4.1%
Autozone Inc. *. . . . . . . . . . . . .                   3,800         89,538
CVS Corp.. . . . . . . . . . . . . . . .                   3,900        199,875
Federated Dept. Stores Inc. *. . . . . .                   3,000        104,250
Tandy Corp.. . . . . . . . . . . . . . .                   4,700        263,200
Toys "R" Us Inc. * . . . . . . . . . . .                   7,500        262,500
Wal-Mart Stores Inc. . . . . . . . . . .                  15,100        510,569
Walgreen Co. . . . . . . . . . . . . . .                  13,100        702,487
                                                                    -----------
                                                                      2,132,419
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE CAPITAL GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                  SHARES          VALUE
 --------------------                                  ------          -----

COMMON STOCK (CONTINUED)
TECHNOLOGY--0.2%
Millipore Corp.. . . . . . . . . . . . .                   2,200      $  96,800
                                                                    -----------
TELECOMMUNICATIONS--3.5%
Lucent Technologies Inc. . . . . . . . .                  15,300      1,102,556
Tele-Communications Inc.
 TCI Unit Series A * . . . . . . . . . .                   6,500         96,688
Tele-Communications Inc.
 Liberty Media Unit* . . . . . . . . . .                  25,700        610,375
                                                                    -----------
                                                                      1,809,619
                                                                    -----------
TELEPHONE--0.1%
AirTouch Communications Inc. * . . . . .                   2,400         65,700
                                                                    -----------
TIRES & RUBBER--0.4%
Goodyear Tire & Rubber Co. . . . . . . .                   3,600        227,925
                                                                    -----------
TOBACCO--1.5%
Philip Morris Cos. Inc.. . . . . . . . .                  15,300        678,937
UST Inc. . . . . . . . . . . . . . . . .                   4,300        119,325
                                                                    -----------
                                                                        798,262
                                                                    -----------
TOTAL COMMON STOCK--
  (Cost $38,519,779) . . . . . . . . . .                             47,057,975
                                                                    -----------
DEPOSITORY RECEIPTS--1.7%
OIL--0.8%
Royal Dutch Petroleum Co.. . . . . . . .                   7,200     $  391,500
                                                                    -----------
PUBLISHING--0.9%
Reuters Holdings PLC . . . . . . . . . .                   7,600        478,800
                                                                    -----------
TOTAL DEPOSITORY RECEIPTS--
  (Cost $798,613). . . . . . . . . . . .                                870,300
                                                                    -----------

                                                      PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                      ---------
SHORT TERM INVESTMENT--7.4%
REPURCHASE AGREEMENT--7.4%
State Street Bank and Trust Co.
    5.750%, 07/01/1997, maturity value
    of $3,817,610, dated 06/30/1997,
    (Collateralized by $3,805,000
    United States Treasury Note,
    6.500%, 8/15/2005, with a value
    of $3,894,855) . . . . . . . . . . .                $  3,817      3,817,000
                                                                    -----------
TOTAL SHORT TERM INVESTMENT--
  (Cost $3,817,000). . . . . . . . . . .                              3,817,000
                                                                    -----------
TOTAL INVESTMENTS--
  (Cost $43,135,392)--100.0% . . . . . .                          $  51,745,275
                                                                    -----------
                                                                    -----------

*  Denotes non-income producing security.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                  SHARES          VALUE
 --------------------                                  ------          -----

COMMON STOCK--97.9%
AEROSPACE/DEFENSE--4.8%
Lockheed Martin Corp.. . . . . . . . . .                  99,300  $  10,283,756
McDonnell Douglas Corp.. . . . . . . . .                  54,800      3,753,800
                                                                    -----------
                                                                     14,037,556
                                                                    -----------
AIRLINES--3.9%
AMR Corp. *. . . . . . . . . . . . . . .                  60,400      5,587,000
Continental Airlines Inc., Class B * . .                 164,000      5,719,500
                                                                    -----------
                                                                     11,306,500
                                                                    -----------
AUTO PARTS--4.7%
Lear Seating Corp. * . . . . . . . . . .                 306,800     13,614,250
                                                                    -----------
AUTOMOBILE--2.9%
Ford Motor Co. . . . . . . . . . . . . .                 222,500      8,399,375
                                                                    -----------
CHEMICALS--3.0%
Geon Co. . . . . . . . . . . . . . . . .                 120,500      2,440,125
Union Carbide Corp.. . . . . . . . . . .                 135,900      6,395,794
                                                                    -----------
                                                                      8,835,919
                                                                    -----------
COMPUTER HARDWARE--2.9%
Quantum Corp. *. . . . . . . . . . . . .                 419,400      8,519,063
                                                                    -----------
DRUGS & HEALTH CARE--4.9%
Foundation Health Systems Inc. * . . . .                 198,600      6,020,063
Tenet Healthcare Corp. * . . . . . . . .                 283,400      8,378,012
                                                                    -----------
                                                                     14,398,075
                                                                    -----------
ELECTRIC UTILITIES--5.2%
Long Island Lighting Co. . . . . . . . .                 197,900      4,551,700
Unicom Corp. . . . . . . . . . . . . . .                 475,200     10,573,200
                                                                    -----------
                                                                     15,124,900
                                                                    -----------
ELECTRONICS--3.1%
Avnet Inc. . . . . . . . . . . . . . . .                 157,100      9,033,250
                                                                    -----------
FINANCIAL SERVICES--6.3%
Dean Witter Discover & Co. . . . . . . .                 205,200      8,836,425
Fleet Financial Group Inc. . . . . . . .                  41,700      2,637,525
Republic New York Corp.. . . . . . . . .                  63,500      6,826,250
                                                                    -----------
                                                                     18,300,200
                                                                    -----------
HOMEBUILDING--3.5%
Centex Corp. . . . . . . . . . . . . . .                  72,700   $  2,953,437
Lennar Corp. . . . . . . . . . . . . . .                 228,900      7,310,494
                                                                    -----------
                                                                     10,263,931
                                                                    -----------
HOSPITAL MANAGEMENT--1.7%
Columbia/HCA Healthcare Corp.. . . . . .                 127,100      4,996,619
                                                                    -----------
HOUSEWARES--3.9%
Sunbeam Corp.. . . . . . . . . . . . . .                 303,100     11,442,025
                                                                    -----------
INSURANCE--9.6%
Aetna Inc. . . . . . . . . . . . . . . .                 101,000     10,339,875
CIGNA Corp.. . . . . . . . . . . . . . .                  59,700     10,596,750
Lincoln National Corp. . . . . . . . . .                  58,800      3,785,250
Loews Corp.. . . . . . . . . . . . . . .                  34,500      3,454,312
                                                                    -----------
                                                                     28,176,187
                                                                    -----------
LEISURE TIME--1.4%
Royal Caribbean Cruises Ltd. . . . . . .                 120,800      4,220,450
                                                                    -----------
MAJOR REGIONAL BANKS--5.2%
BankAmerica Corp.. . . . . . . . . . . .                  91,400      5,901,012
Chase Manhattan Corp.. . . . . . . . . .                  67,600      6,561,425
NationsBank Corp.. . . . . . . . . . . .                  41,600      2,683,200
                                                                    -----------
                                                                     15,145,637
                                                                    -----------
NETWORKING PRODUCTS--2.9%
Bay Networks Inc. *. . . . . . . . . . .                 220,600      5,859,688
Cabletron Systems Inc. * . . . . . . . .                  88,400      2,502,825
                                                                    -----------
                                                                      8,362,513
                                                                    -----------
OIL--3.2%
Atlantic Richfield Co. . . . . . . . . .                  72,200      5,090,100
Texaco Inc.. . . . . . . . . . . . . . .                  40,600      4,415,250
                                                                    -----------
                                                                      9,505,350
                                                                    -----------
PACKAGING & CONTAINERS--1.6%
Owens Illinois Inc. *. . . . . . . . . .                 147,100      4,560,100
                                                                    -----------
PAPER AND FOREST PRODUCTS--4.5%
Georgia Pacific Corp.. . . . . . . . . .                  79,400      6,778,775
Stone Container Corp.. . . . . . . . . .                 437,300      6,258,856
                                                                    -----------
                                                                     13,037,631
                                                                    -----------
PETROLEUM SERVICES--3.3%
Tosco Corp.. . . . . . . . . . . . . . .                 327,200      9,795,550
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                   SHARES       VALUE
 --------------------                                   ------       -----

COMMON STOCK (CONTINUED)
RETAIL--3.7%
Fleming Cos. Inc.. . . . . . . . . . . .                 299,600   $  5,392,800
Supervalu Inc. . . . . . . . . . . . . .                 160,400      5,533,800
                                                                    -----------
                                                                     10,926,600
                                                                    -----------
STEEL--1.5%
AK Steel Holding Corp. . . . . . . . . .                  97,200      4,288,950
                                                                    -----------
TEXTILE--2.3%
Fruit of the Loom Inc. * . . . . . . . .                 216,000      6,696,000
                                                                    -----------
TIRES & RUBBER--3.1%
Goodyear Tire & Rubber Co. . . . . . . .                 141,600      8,965,050
                                                                    -----------
TOBACCO--2.1%
Philip Morris Cos. Inc.. . . . . . . . .                 140,000      6,212,500
                                                                    -----------
TRANSPORTATION--2.7%
Canadian Pacific Ltd.. . . . . . . . . .                 141,400      4,021,063
CNF Transportation Inc.. . . . . . . . .                 120,500      3,886,125
                                                                    -----------
                                                                      7,907,188
                                                                    -----------
TOTAL COMMON STOCK--
  (Cost $232,637,966). . . . . . . . . .                            286,071,369
                                                                    -----------
PREFERRED STOCK--0.3%
LEISURE TIME--0.3%
Royal Caribbean Cruises Ltd. . . . . . .                  15,000     $  926,250
                                                                    -----------
TOTAL PREFERRED STOCK--
  (Cost $750,000). . . . . . . . . . . .                                926,250
                                                                    -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                     ---------
SHORT TERM INVESTMENT--1.8%
REPURCHASE AGREEMENT--1.8%
State Street Bank and Trust Co.
    5.750%, 07/01/1997, Maturity Value
    of $5,119,818, dated 6/30/1997,
    (Collateralized by $5,105,000
    United States Treasury Note,
    6.500%, 8/15/2005, with a value
    of $5,225,555) . . . . . . . . . . .                $  5,119      5,119,000
                                                                    -----------
TOTAL SHORT TERM INVESTMENT--
  (Cost $5,119,000). . . . . . . . . . .                              5,119,000
                                                                    -----------
TOTAL INVESTMENTS--
  (Cost $238,506,966)--100.0%. . . . . .                         $  292,116,619
                                                                    -----------
                                                                    -----------

*  Denotes non-income producing security.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE CORE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                     SHARES        VALUE
 --------------------                                     ------        -----

COMMON STOCK--96.8%
ADVERTISING--0.7%
Omnicom Group Inc. . . . . . . . . . . .                  15,300     $  942,863
                                                                    -----------
AEROSPACE/DEFENSE--2.2%
Allied Signal Inc. . . . . . . . . . . .                   7,400        621,600
Boeing Co. . . . . . . . . . . . . . . .                  21,600      1,146,150
United Technologies Corp.. . . . . . . .                  16,200      1,344,600
                                                                    -----------
                                                                      3,112,350
                                                                    -----------
AIRLINES--1.2%
AMR Corp. *. . . . . . . . . . . . . . .                   9,000        832,500
Delta Air Lines Inc. . . . . . . . . . .                   9,900        811,800
                                                                    -----------
                                                                      1,644,300
                                                                    -----------
AUTO PARTS--1.1%
Genuine Parts Co.. . . . . . . . . . . .                  25,500        863,812
TRW Inc. . . . . . . . . . . . . . . . .                  11,400        647,663
                                                                    -----------
                                                                      1,511,475
                                                                    -----------
AUTOMOBILE--2.6%
Ford Motor Co. . . . . . . . . . . . . .                  33,800      1,275,950
General Motors Corp. . . . . . . . . . .                  43,900      2,444,681
                                                                    -----------
                                                                      3,720,631
                                                                    -----------
BEVERAGES--2.9%
Coca Cola Co.. . . . . . . . . . . . . .                  39,800      2,686,500
PepsiCo Inc. . . . . . . . . . . . . . .                  39,000      1,464,937
                                                                    -----------
                                                                      4,151,437
                                                                    -----------
BUILDING MATERIALS--1.7%
Alumax Inc. *. . . . . . . . . . . . . .                  22,100        838,419
Home Depot Inc.. . . . . . . . . . . . .                  13,700        944,444
USG Corp. *. . . . . . . . . . . . . . .                  16,500        602,250
                                                                    -----------
                                                                      2,385,113
                                                                    -----------
BUSINESS SERVICES--1.2%
Automatic Data Processing Inc. . . . . .                  20,900        982,300
Interim Services Inc. *. . . . . . . . .                  15,000        667,500
                                                                    -----------
                                                                      1,649,800
                                                                    -----------
CHEMICALS--2.5%
Dow Chemical Co. . . . . . . . . . . . .                  16,000      1,394,000
E I Du Pont De Nemours & Co. . . . . . .                  17,400      1,094,025
Monsanto Co. . . . . . . . . . . . . . .                  23,500      1,011,969
                                                                    -----------
                                                                      3,499,994
                                                                    -----------
COMMERCIAL SERVICES--1.2%
Dun & Bradstreet Corp. . . . . . . . . .                  63,500   $  1,666,875
                                                                    -----------
COMPUTER HARDWARE--1.3%
Quantum Corp. *. . . . . . . . . . . . .                  33,500        680,469
Western Digital Corp. *. . . . . . . . .                  35,300      1,116,362
                                                                    -----------
                                                                      1,796,831
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--3.9%
Compaq Computer Corp. *. . . . . . . . .                   9,600        952,800
International Business Machines Inc. . .                  22,200      2,002,163
Microsoft Corp. *. . . . . . . . . . . .                  20,300      2,565,412
                                                                    -----------
                                                                      5,520,375
                                                                    -----------
CONGLOMERATES--0.6%
Textron Inc. . . . . . . . . . . . . . .                  12,600        836,325
                                                                    -----------
COSMETICS--1.0%
Gillette Co. . . . . . . . . . . . . . .                  15,000      1,421,250
                                                                    -----------
DIVERSIFIED OPERATIONS--1.7%
Corning Inc. . . . . . . . . . . . . . .                  22,000      1,223,750
Norfolk Southern Corp. . . . . . . . . .                  12,800      1,289,600
                                                                    -----------
                                                                      2,513,350
                                                                    -----------
DRUGS & HEALTH CARE--9.2%
Abbott Laboratories. . . . . . . . . . .                  23,600      1,575,300
American Home Products Corp. . . . . . .                  13,100      1,002,150
Bristol Myers Squibb Co. . . . . . . . .                  28,200      2,284,200
Eli Lilly & Co.. . . . . . . . . . . . .                  10,600      1,158,712
Forest Labs Inc. * . . . . . . . . . . .                  15,000        624,375
Johnson & Johnson Co.. . . . . . . . . .                  23,400      1,506,375
Merck & Co. Inc. . . . . . . . . . . . .                  23,200      2,401,200
Pfizer Inc.. . . . . . . . . . . . . . .                  11,800      1,410,100
Schering-Plough Corp.. . . . . . . . . .                  26,400      1,263,900
                                                                    -----------
                                                                     13,226,312
                                                                    -----------
ELECTRIC UTILITIES--3.2%
Dominion Resources Inc.. . . . . . . . .                  34,800      1,274,550
Duke Power Co. of New Mexico . . . . . .                  17,000        814,938
Edison International . . . . . . . . . .                  43,000      1,069,625
Texas Utilities Co.. . . . . . . . . . .                  25,000        860,937
Unicom Corp. . . . . . . . . . . . . . .                  27,400        609,650
                                                                    -----------
                                                                      4,629,700
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE CORE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                     SHARES        VALUE
 --------------------                                     ------        -----

COMMON STOCK (CONTINUED)
ELECTRONICS--8.4%
General Electric Co. . . . . . . . . . .                  90,600   $  5,922,975
Hewlett Packard Co.. . . . . . . . . . .                  26,900      1,506,400
Intel Corp.. . . . . . . . . . . . . . .                  19,700      2,793,706
Motorola Inc.. . . . . . . . . . . . . .                  22,200      1,687,200
                                                                    -----------
                                                                     11,910,281
                                                                    -----------
ENTERTAINMENT--0.9%
Walt Disney Co.. . . . . . . . . . . . .                  15,681      1,258,400
                                                                    -----------
FINANCIAL SERVICES--2.9%
Federal National Mortgage Assn.. . . . .                  26,700      1,164,787
First Bank Systems Inc.. . . . . . . . .                  11,600        990,350
Merrill Lynch & Co. Inc. . . . . . . . .                  18,400      1,097,100
Salomon Inc. . . . . . . . . . . . . . .                  16,500        917,813
                                                                    -----------
                                                                      4,170,050
                                                                    -----------
FOODS--1.4%
ConAgra Inc. . . . . . . . . . . . . . .                  10,400        666,900
IBP Inc. . . . . . . . . . . . . . . . .                  26,700        620,775
Sara Lee Corp. . . . . . . . . . . . . .                  15,800        657,675
                                                                    -----------
                                                                      1,945,350
                                                                    -----------
HEALTH CARE--0.5%
Wellpoint Health Networks Inc. * . . . .                  15,300        701,888
                                                                    -----------
HOSPITAL MANAGEMENT--0.7%
Columbia/HCA Healthcare Corp.. . . . . .                  25,400        998,538
                                                                    -----------
HOUSEHOLD PRODUCTS--1.7%
Alberto-Culver Co. . . . . . . . . . . .                  16,700        467,600
Procter & Gamble Co. . . . . . . . . . .                  13,400      1,892,750
                                                                    -----------
                                                                      2,360,350
                                                                    -----------
HOUSEWARES--0.7%
Sunbeam Corp.. . . . . . . . . . . . . .                  27,600      1,041,900
                                                                    -----------
INSURANCE--3.9%
Allstate Corp. . . . . . . . . . . . . .                  12,405        905,565
American International Group Inc.. . . .                  11,300      1,687,937
CIGNA Corp.. . . . . . . . . . . . . . .                   6,200      1,100,500
Everest Reinsurance Holdings Inc.. . . .                  23,400        927,225
Travelers Inc. . . . . . . . . . . . . .                  15,866      1,000,550
                                                                    -----------
                                                                      5,621,777
                                                                    -----------
MACHINERY--1.5%
Case Corp. . . . . . . . . . . . . . . .                  11,000     $  757,625
Caterpillar Inc. . . . . . . . . . . . .                  13,200      1,417,350
                                                                    -----------
                                                                      2,174,975
                                                                    -----------
MAJOR REGIONAL BANKS--7.7%
Banc One Corp. . . . . . . . . . . . . .                  15,290        740,609
Bank of New York Co. Inc.. . . . . . . .                  13,200        574,200
BankAmerica Corp.. . . . . . . . . . . .                  32,800      2,117,650
Chase Manhattan Corp.. . . . . . . . . .                  12,200      1,184,163
Citicorp . . . . . . . . . . . . . . . .                   9,100      1,097,119
First Chicago NBD Corp.. . . . . . . . .                  11,000        665,500
H. F. Ahmanson & Co. . . . . . . . . . .                  18,500        795,500
NationsBank Corp.. . . . . . . . . . . .                  30,800      1,986,600
Providian Financial Corp. *. . . . . . .                  30,600        983,025
Wells Fargo & Co.. . . . . . . . . . . .                   3,300        889,350
                                                                    -----------
                                                                     11,033,716
                                                                    -----------
MANUFACTURING--0.5%
Tyco International Ltd.. . . . . . . . .                  10,500        730,406
                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--1.2%
Herman Miller Inc. . . . . . . . . . . .                  17,000        612,000
Xerox Corp.. . . . . . . . . . . . . . .                  14,200      1,120,025
                                                                    -----------
                                                                      1,732,025
                                                                    -----------
OIL--8.4%
Amoco Corp.. . . . . . . . . . . . . . .                   8,600        747,662
Atlantic Richfield Co. . . . . . . . . .                  10,200        719,100
Columbia Gas Systems Inc.. . . . . . . .                  16,400      1,070,100
Exxon Corp.. . . . . . . . . . . . . . .                  61,900      3,806,850
Mobil Corp.. . . . . . . . . . . . . . .                  34,600      2,417,675
Phillips Petroleum Co. . . . . . . . . .                  23,900      1,045,625
Shell Transport & Trading Co.. . . . . .                   5,000        628,750
Texaco Inc.. . . . . . . . . . . . . . .                   7,800        848,250
Unocal Corp. . . . . . . . . . . . . . .                  19,000        737,438
                                                                    -----------
                                                                     12,021,450
                                                                    -----------
OIL & GAS DRILLING--1.3%
Ensco International Inc. * . . . . . . .                  19,400      1,023,350
Rowan Companies Inc. * . . . . . . . . .                  28,500        803,344
                                                                    -----------
                                                                      1,826,694
                                                                    -----------
PACKAGING & CONTAINERS--1.8%
Avery Dennison Corp. . . . . . . . . . .                  29,900      1,199,737
Tenneco Inc. . . . . . . . . . . . . . .                  29,700      1,342,069
                                                                    -----------
                                                                      2,541,806
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE CORE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                     SHARES        VALUE
 --------------------                                     ------        -----

COMMON STOCK (CONTINUED)
PHOTOGRAPHY--0.6%
Eastman Kodak Co.. . . . . . . . . . . .                  11,200     $  859,600
                                                                    -----------
RESTAURANTS--0.6%
McDonald's Corp. . . . . . . . . . . . .                  16,900        816,481
                                                                    -----------
RETAIL--5.1%
Dayton Hudson Corp.. . . . . . . . . . .                  39,200      2,084,950
Ross Stores Inc. . . . . . . . . . . . .                  20,700        676,631
Safeway Inc. * . . . . . . . . . . . . .                  25,255      1,164,887
Sears Roebuck & Co.. . . . . . . . . . .                  17,300        929,875
Tiffany & Co.. . . . . . . . . . . . . .                  13,900        642,006
Wal-Mart Stores Inc. . . . . . . . . . .                  54,100      1,829,257
                                                                    -----------
                                                                      7,327,606
                                                                    -----------
TELECOMMUNICATIONS--3.9%
BellSouth Corp.. . . . . . . . . . . . .                  20,700        959,962
GTE Corp.. . . . . . . . . . . . . . . .                  58,200      2,553,525
Lucent Technologies Inc. . . . . . . . .                  14,047      1,012,262
Sprint Corp. . . . . . . . . . . . . . .                  19,800      1,041,975
                                                                    -----------
                                                                      5,567,724
                                                                    -----------
TELEPHONE--1.4%
Ameritech Corp.. . . . . . . . . . . . .                  15,400      1,046,238
Worldcom Inc. *. . . . . . . . . . . . .                  28,400        908,800
                                                                    -----------
                                                                      1,955,038
                                                                    -----------
TEXTILE--0.6%
Nike Inc.. . . . . . . . . . . . . . . .                  14,400        840,600
                                                                    -----------
TOBACCO--2.1%
Philip Morris Cos. Inc.. . . . . . . . .                  47,100      2,090,062
RJR Nabisco Holdings Corp. . . . . . . .                  26,800        884,400
                                                                    -----------
                                                                      2,974,462
                                                                    -----------
UTILITIES-ELECTRIC--0.8%
CINergy Corp.. . . . . . . . . . . . . .                  31,800      1,107,038
                                                                    -----------
TOTAL COMMON STOCK--
  (Cost $103,395,755). . . . . . . . . .                            137,747,136
                                                                    -----------

DEPOSITORY RECEIPTS--2.0%
OIL--1.3%
Royal Dutch Petroleum Co.. . . . . . . .                  34,400      1,870,500
                                                                    -----------
TELECOMMUNICATIONS--0.7%
Telecom Argentina Stet-
 France Telecom S.A. . . . . . . . . . .                  18,300     $  960,750
                                                                    -----------
TOTAL DEPOSITORY RECEIPTS--
  (Cost $2,048,157). . . . . . . . . . .                              2,831,250
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                       ---------
SHORT TERM INVESTMENTS--1.2%
REPURCHASE AGREEMENT--1.1%
State Street Bank and Trust Co.
    5.750%, 07/01/1997, maturity value
    of $1,594,255, dated 06/30/1997,
    (Collateralized by $1,590,000
    United States Treasury Note,
    6.50%, 8/15/2005, with a value
    of $1,627,548) **. . . . . . . . . .                $  1,594      1,594,000
                                                                    -----------
U.S. GOVERNMENT SECURITIES--0.1%
United States Treasury Bills
    4.920%, 07/24/1997 **. . . . . . . .                      15         14,953
    4.950%, 07/24/1997 **. . . . . . . .                      15         14,953
    4.860%, 09/18/1997 **. . . . . . . .                      10          9,893
    4.930%, 09/18/1997 **. . . . . . . .                      80         79,134
    5.210%, 07/10/1997 **. . . . . . . .                      90         89,883
                                                                    -----------
                                                                        208,816
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS--
  (Cost $1,802,816). . . . . . . . . . .                              1,802,816
                                                                    -----------
TOTAL INVESTMENTS--
  (Cost $107,246,728)--100.0%. . . . . .                         $  142,381,202
                                                                    -----------
                                                                    -----------
OTHER INFORMATION--
At June 30, 1997, the CORE U.S. Equity Fund had open futures contracts as follows:
                                            Market      Unrealized
Futures        Expiration     Contracts     Value          Loss
-------        ----------     ---------     ------      ----------
S & P 500    September 1997       3       $1,335,375     (8,402)


*  Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                     SHARES        VALUE
 --------------------                                     ------        -----

COMMON STOCK--81.0%
AUTO PARTS--2.8%
APS Holding Corp. *. . . . . . . . . . .                 281,000   $  2,458,750
                                                                    -----------
BROADCAST MEDIA--3.8%
Heritage Media Corp. * . . . . . . . . .                 177,800      3,355,975
                                                                    -----------
BUILDING CONSTRUCTION--1.1%
Synthetic Industries Inc. *. . . . . . .                  44,700        944,288
                                                                    -----------
BUILDING MATERIALS--0.9%
Congoleum Corp. *. . . . . . . . . . . .                  64,800        761,400
                                                                    -----------
BUSINESS SERVICES--0.2%
RCM Technologies Inc. *. . . . . . . . .                  18,400        195,500
                                                                    -----------
CHEMICALS--1.0%
Spartech Corp. . . . . . . . . . . . . .                  63,800        829,400
                                                                    -----------
COMMERCIAL SERVICES--0.1%
International Post Ltd. *. . . . . . . .                  30,700        101,694
                                                                    -----------
COMMUNICATION SERVICES--2.9%
Pegasus Communications Corp. * . . . . .                 114,700      1,276,037
Rural Celluar Corp. *. . . . . . . . . .                  55,200        569,250
Telephone & Data Systems Inc.. . . . . .                  18,600        705,638
                                                                    -----------
                                                                      2,550,925
                                                                    -----------
COMPUTER SOFTWARE & SERVICES--5.3%
Black Box Corp. *. . . . . . . . . . . .                  48,400      1,948,100
DecisionOne Corp. *. . . . . . . . . . .                 104,900      2,386,475
Multiple Zones International Inc. *. . .                  44,700        215,119
Opinion Research Corp. * . . . . . . . .                   8,600         32,250
                                                                    -----------
                                                                      4,581,944
                                                                    -----------
CONSUMER DURABLES/ RECREATIONAL PRODUCTS--0.9%
DSI Toys Inc. *. . . . . . . . . . . . .                 104,500        809,875
                                                                    -----------
DRUGS & HEALTH CARE--5.3%
Physicians Resource Group Inc. * . . . .                  79,500        715,500
Quest Diagnostics Inc. * . . . . . . . .                 110,500      2,272,156
Sierra Health Services Inc. *. . . . . .                  51,100      1,596,875
                                                                    -----------
                                                                      4,584,531
                                                                    -----------
ELECTRIC UTILITIES--2.5%
Central Maine Power Co.. . . . . . . . .                 179,200   $  2,217,600
                                                                    -----------
ELECTRICAL EQUIPMENT--2.0%
Carbide/Graphite Group Inc. *. . . . . .                  56,900      1,322,925
Rexel Inc. * . . . . . . . . . . . . . .                  24,600        455,100
                                                                    -----------
                                                                      1,778,025
                                                                    -----------
ENTERTAINMENT--0.8%
Platinum Entertainment Inc. *. . . . . .                 100,800        680,400
                                                                    -----------
FINANCE & BANKING--0.8%
BankAtlantic Bancorp Inc.. . . . . . . .                  20,000        280,000
Northwest Savings Bank . . . . . . . . .                  29,700        460,350
                                                                    -----------
                                                                        740,350
                                                                    -----------
FINANCIAL SERVICES--1.1%
Long Beach Financial Corp. * . . . . . .                 108,500        949,375
                                                                    -----------
FOODS--0.6%
Alpine Lace Brands Inc. *. . . . . . . .                  96,800        550,550
                                                                    -----------
HOSPITAL MANAGEMENT--4.0%
Mariner Health Group Inc. *. . . . . . .                 148,300      2,289,381
Sun Healthcare Group Inc. *. . . . . . .                  59,100      1,230,019
                                                                    -----------
                                                                      3,519,400
                                                                    -----------
HOTELS--1.0%
Boykin Lodging Co. . . . . . . . . . . .                  28,300        677,431
Silverleaf Resorts Inc. *. . . . . . . .                  13,800        212,175
                                                                    -----------
                                                                        889,606
                                                                    -----------
INSURANCE--9.6%
Amerin Corp. * . . . . . . . . . . . . .                  41,600      1,008,800
ARM Financial Group Inc. * . . . . . . .                  11,500        230,000
IPC Holdings Ltd.. . . . . . . . . . . .                  47,600      1,285,200
SCPIE Holdings Inc.. . . . . . . . . . .                  52,500      1,460,156
Seibels Bruce Group Inc. * . . . . . . .                  39,100        307,913
Symons International Group Inc. *. . . .                  97,400      1,485,350
Terra Nova (Bermuda) Holdings Ltd. . . .                 123,100      2,585,100
                                                                    -----------
                                                                      8,362,519
                                                                    -----------
LEISURE TIME--0.9%
Royal Caribbean Cruises Ltd. . . . . . .                  22,300        779,106
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 SECURITY DESCRIPTION                                     SHARES        VALUE
 --------------------                                     ------        -----

COMMON STOCK (CONTINUED)
MANUFACTURING--3.6%
Fedders Corp.. . . . . . . . . . . . . .                 111,800     $  628,875
Fedders USA Inc. . . . . . . . . . . . .                  73,000        415,187
Figgie International
 Holdings Inc. Class A * . . . . . . . .                  84,100      1,156,375
Figgie International
 Holdings Inc. Class B * . . . . . . . .                  72,400        914,050
                                                                    -----------
                                                                      3,114,487
                                                                    -----------
PACKAGING & CONTAINER--0.9%
Shorewood Packaging Corp. *. . . . . . .                  33,000        750,750
                                                                    -----------
PETROLEUM SERVICES--1.0%
Stolt Comex Seaway SA *. . . . . . . . .                  34,400        872,900
                                                                    -----------
PHARMACEUTICALS--1.6%
ChiRex Inc. *. . . . . . . . . . . . . .                  74,300        882,313
Perrigo Co. *. . . . . . . . . . . . . .                  38,900        486,250
                                                                    -----------
                                                                      1,368,563
                                                                    -----------
REAL ESTATE--1.2%
Insignia Financial Group Inc. *. . . . .                  58,700      1,063,938
                                                                    -----------
RESTAURANTS--4.2%
IHOP Corp. * . . . . . . . . . . . . . .                  32,800      1,016,800
Morton's Restaurant Group Inc. * . . . .                 132,100      2,625,487
                                                                    -----------
                                                                      3,642,287
                                                                    -----------
RETAIL--15.9%
Brookstone Inc. *. . . . . . . . . . . .                 150,800      1,281,800
Finlay Enterprises Inc. *. . . . . . . .                  86,700      1,528,088
Friedman's Inc. *. . . . . . . . . . . .                 168,800      3,861,300
General Nutrition Cos. Inc. *. . . . . .                  13,800        386,400
Hibbett Sporting Goods Inc. *. . . . . .                   7,100        127,800
J. Baker Inc.. . . . . . . . . . . . . .                 302,100      2,379,037
Linens 'N Things Inc. *. . . . . . . . .                  16,600        491,775
Loehmann's Holdings Inc. * . . . . . . .                 241,300      1,568,450
Movado Group Inc.. . . . . . . . . . . .                  87,625      2,234,437
                                                                    -----------
                                                                     13,859,087
                                                                    -----------
STEEL--1.4%
J&L Specialty Steel Inc. . . . . . . . .                  25,800     $  309,600
Lukens Inc.. . . . . . . . . . . . . . .                  46,700        878,544
                                                                    -----------
                                                                      1,188,144
                                                                    -----------
TEXTILE--0.8%
Pluma Inc. * . . . . . . . . . . . . . .                  48,200        741,075
                                                                    -----------
TRANSPORTATION--2.8%
Allied Holdings Inc. * . . . . . . . . .                  19,300        214,712
Landstar Systems Inc. *. . . . . . . . .                  80,000      2,250,000
                                                                    -----------
                                                                      2,464,712
                                                                    -----------
TOTAL COMMON STOCK--
  (Cost $59,771,375) . . . . . . . . . .                             70,707,156
                                                                    -----------
DEPOSITORY RECEIPTS--4.1%
BUILDING CONSTRUCTION--4.1%
Groupe AB SA * . . . . . . . . . . . . .                 416,000      3,536,000
                                                                    -----------
TOTAL DEPOSITORY RECEIPTS--
  (Cost $4,620,156). . . . . . . . . . .                              3,536,000
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                       ---------
SHORT TERM INVESTMENT--14.9%
REPURCHASE AGREEMENT--14.9%
State Street Bank and Trust Co.
    5.750%, 07/01/1997, maturity value
    of $13,009,078, dated 6/30/1997,
    (Collateralized by $12,965,000
    United States Treasury Note,
    6.500%, 8/15/2005, with a value
    of $13,271,168). . . . . . . . . . .               $  13,007     13,007,000
                                                                    -----------
TOTAL SHORT TERM INVESTMENT--
  (Cost $13,007,000) . . . . . . . . . .                             13,007,000
                                                                    -----------
TOTAL INVESTMENTS--
  (Cost $77,398,531)--100.0% . . . . . .                          $  87,250,156
                                                                    -----------
                                                                    -----------

*  Denotes non-income producing security.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

PROTECTIVE MONEY MARKET EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                                     PRINCIPAL
 SECURITY DESCRIPTION                                  AMOUNT          VALUE
 --------------------                                  ------          -----

GOVERNMENT AND AGENCY SECURITIES--100.0%
FEDERAL AGENCIES--100.0%
Federal Farm Credit Bank
    5.420%, 07/01/1997 . . . . . . . . .              $  550,000     $  550,000
Federal Home Loan Bank
    5.510%, 07/11/1997 . . . . . . . . .                 610,000        609,066
Federal Home Loan Mortgage
    5.440%, 08/01/1997 . . . . . . . . .                 550,000        547,424
    5.410%, 08/18/1997 . . . . . . . . .                 450,000        446,754
Federal National Mortgage Assn.
    5.500%, 07/02/1997 . . . . . . . . .                 150,000        149,977
    5.400%, 07/24/1997 . . . . . . . . .                 850,000        847,067
Tennessee Valley Authority
    5.450%, 08/04/1997 . . . . . . . . .                 450,000        447,684
                                                                    -----------
                                                                      3,597,972
                                                                    -----------
TOTAL GOVERNMENT AND
 AGENCY SECURITIES--
  (Cost $3,597,972). . . . . . . . . . .                              3,597,972
                                                                    -----------
TOTAL INVESTMENTS--
  (Cost $3,597,972)--100.0%. . . . . . .                           $  3,597,972
                                                                    -----------
                                                                    -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE INVESTMENT COMPANY
                       STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1997 (UNAUDITED)


                                                                                   GLOBAL        INTERNATIONAL
                                                                               INCOME FUND         EQUITY FUND
                                                                               -----------       -------------
ASSETS
    Investments in securities, at value (Note B) . . . . . . . . . . .       $  40,955,866      $  126,429,913
    Investments in repurchase agreements (Note B). . . . . . . . . . .                   0                   0
    Cash, including foreign currency at value. . . . . . . . . . . . .              41,381             263,754
    Dividends receivable . . . . . . . . . . . . . . . . . . . . . . .                   0             204,460
    Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .             936,460               1,247
    Receivable for securities sold . . . . . . . . . . . . . . . . . .           2,371,514             764,318
    Receivable for currency sold . . . . . . . . . . . . . . . . . . .           2,398,844             934,271
    Unrealized appreciation on forward currency contracts (Note F) . .             433,104             393,620
    Receivable for fund shares sold. . . . . . . . . . . . . . . . . .                 588              58,072
    Foreign income tax reclaim receivable. . . . . . . . . . . . . . .              67,135             129,850
    Receivable due from Protective Life (Note C) . . . . . . . . . . .              10,041              29,941
                                                                            --------------      --------------
       TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .          47,214,933         129,209,446
LIABILITIES
    Unrealized depreciation on forward currency contracts (Note F) . .             805,075           1,089,700
    Payable for securities purchased . . . . . . . . . . . . . . . . .           1,115,902             799,929
    Payable for variation margin . . . . . . . . . . . . . . . . . . .                   0                   0
    Payable for currency purchased . . . . . . . . . . . . . . . . . .           2,405,791             934,964
    Investment management fee payable (Note C) . . . . . . . . . . . .              38,068             110,512
    Accounts payable and accrued expenses. . . . . . . . . . . . . . .              43,194              66,272
    Payable for fund shares redeemed . . . . . . . . . . . . . . . . .               8,344              18,128
                                                                            --------------      --------------
       TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . . .           4,416,374           3,019,505
                                                                            --------------      --------------
           NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . .       $  42,798,559      $  126,189,941
                                                                            --------------      --------------
                                                                            --------------      --------------
NET ASSETS
    Paid-in capital (Note E) . . . . . . . . . . . . . . . . . . . . .       $  40,613,709       $  95,244,502
    Undistributed net investment income (Note B) . . . . . . . . . . .             972,341             988,534
    Accumulated net realized gain on
       investments and foreign currency transactions . . . . . . . . .           1,279,569           6,418,677
    Net unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . . . .             299,856          24,233,165
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
       Foreign currency translations . . . . . . . . . . . . . . . . .            (366,916)           (694,937)
                                                                            --------------      --------------
          NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .       $  42,798,559      $  126,189,941
                                                                            --------------      --------------
                                                                            --------------      --------------
NET ASSET VALUE PER SHARE
    Offering and redemption price per share (based on
    shares of capital stock outstanding,
    par value $.001 per share) . . . . . . . . . . . . . . . . . . . .           $  10.519           $  14.474

    Total shares outstanding at end of period. . . . . . . . . . . . .           4,068,499           8,718,644
    Cost of investments. . . . . . . . . . . . . . . . . . . . . . . .       $  40,656,010      $  102,196,748


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



            CAPITAL           GROWTH AND           CORE U.S.           SMALL CAP              MONEY
         GROWTH FUND         INCOME FUND         EQUITY FUND         EQUITY FUND         MARKET FUND
        ------------      --------------      --------------       -------------       -------------
       $  47,928,275      $  286,997,619      $  140,787,202       $  74,243,156        $  3,597,972
           3,817,000           5,119,000           1,594,000          13,007,000                   0
                 263                 724                 168                 924             180,317
              32,475             507,896             175,424              83,218                   0
                 610                 817                 254               2,078                   0
              55,217             859,185                   0             404,369                   0
                   0                   0                   0                   0                   0
                   0                   0                   0                   0                   0
              13,622              40,140              24,600              27,064                   0
                  47                   0               1,294                   0                   0
               7,455              18,259              10,539               8,726               3,349
      --------------       -------------     ---------------      --------------      --------------
          51,854,964         293,543,640         142,593,481          87,776,535           3,781,638

                   0                   0                   0                   0                   0
           1,259,955           3,105,952                   0             730,457                   0
                   0                   0               5,593                   0                   0
                   0                   0                   0                   0                   0
              32,043             187,772              91,347              55,207               2,225
               2,350              30,576              31,769              24,129              11,036
               8,198              54,058              21,145              12,884              39,618
      --------------       -------------     ---------------      --------------      --------------
           1,302,546           3,378,358             149,854             822,677              52,879
      --------------       -------------     ---------------      --------------      --------------
       $  50,552,418      $  290,165,282      $  142,443,627       $  86,953,858        $  3,728,759
      --------------       -------------     ---------------      --------------      --------------
      --------------       -------------     ---------------      --------------      --------------

       $  39,025,840      $  205,976,686      $  100,345,462       $  71,361,336        $  3,728,759
             191,314           1,424,128             705,699             111,654                   0

           2,725,381          29,154,815           6,266,394           5,629,243                   0

           8,609,883          53,609,653          35,134,474           9,851,625                   0
                   0                   0              (8,402)                  0                   0
                   0                   0                   0                   0                   0
      --------------       -------------     ---------------      --------------      --------------
       $  50,552,418      $  290,165,282      $  142,443,627       $  86,953,858        $  3,728,759
      --------------       -------------     ---------------      --------------      --------------
      --------------       -------------     ---------------      --------------      --------------




           $  15.325           $  16.991           $  18.404           $  11.993            $  1.000
           3,298,661          17,078,046           7,739,907           7,250,577           3,728,759
       $  43,135,392      $  238,506,966      $  107,246,728       $  77,398,531        $  3,597,972


                          PROTECTIVE INVESTMENT COMPANY
                            STATEMENTS OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


                                                                                  GLOBAL         INTERNATIONAL
                                                                               INCOME FUND         EQUITY FUND
                                                                               -----------         -----------
INVESTMENT INCOME
    Interest income. . . . . . . . . . . . . . . . . . . . . . . . . .        $  1,254,847          $  127,754
    Dividend income. . . . . . . . . . . . . . . . . . . . . . . . . .                   0           1,138,825
    Foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . .              (8,490)           (157,920)
                                                                              -------------         -----------
       TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . .           1,246,357           1,108,659
EXPENSES
    Investment management fee (Note C) . . . . . . . . . . . . . . . .             216,960             579,702
    Custodian fees and expenses. . . . . . . . . . . . . . . . . . . .              42,762             131,179
    Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              11,590              13,791
    Printing expense . . . . . . . . . . . . . . . . . . . . . . . . .               1,376               3,505
    Transfer agent fee . . . . . . . . . . . . . . . . . . . . . . . .               1,133               1,133
    Directors' fee (Note C). . . . . . . . . . . . . . . . . . . . . .               1,027               2,621
    Legal fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 626               1,607
    Miscellaneous expense. . . . . . . . . . . . . . . . . . . . . . .                  35                  88
                                                                              -------------         -----------
       Total operating expenses before reimbursement . . . . . . . . .             275,509             733,626
       Expenses borne by Protective Life (Note C). . . . . . . . . . .             (58,549)           (153,924)
                                                                              -------------         -----------
          NET EXPENSES . . . . . . . . . . . . . . . . . . . . . . . .             216,960             579,702
                                                                              -------------         -----------
          NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . .           1,029,397             528,957
                                                                              -------------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FOREIGN CURRENCY,
    OPTIONS AND FUTURES TRANSACTIONS
    Net realized gain on:
       Investments . . . . . . . . . . . . . . . . . . . . . . . . . .             459,963           4,850,518
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
       Foreign currency transactions . . . . . . . . . . . . . . . . .             733,737           1,205,720
       Options . . . . . . . . . . . . . . . . . . . . . . . . . . . .               4,295                   0
                                                                              -------------         -----------
          Total net realized gain. . . . . . . . . . . . . . . . . . .           1,197,995           6,056,238
    Change in unrealized appreciation (depreciation) of:
       Investments . . . . . . . . . . . . . . . . . . . . . . . . . .            (304,255)          7,837,008
       Futures . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0                   0
       Foreign currency translations . . . . . . . . . . . . . . . . .            (587,587)           (652,168)
                                                                              -------------         -----------
          Total change in unrealized appreciation (depreciation) . . .            (891,842)          7,184,840
                                                                              -------------         -----------
          NET REALIZED AND UNREALIZED GAIN . . . . . . . . . . . . . .             306,153          13,241,078
                                                                              -------------         -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . .        $  1,335,550       $  13,770,035
                                                                              -------------         -----------
                                                                              -------------         -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



           CAPITAL            GROWTH AND           CORE U.S.           SMALL CAP            MONEY
         GROWTH FUND         INCOME FUND         EQUITY FUND         EQUITY FUND         MARKET FUND
         -----------         -----------         -----------         -----------         ------------

           $  94,269          $  208,902           $  97,299          $  187,353          $  135,450
             253,210           2,193,099           1,087,982             213,337                   0
              (1,704)             (3,787)             (6,279)                  0                   0
           ----------        ------------      -------------          ----------          ----------
             345,775           2,398,214           1,179,002             400,690             135,450

             154,461             974,086             473,303             289,304              15,080
              22,353              36,043              27,568              28,116              12,083
               7,100              12,060               8,281               7,100               4,830
               1,087               7,628               3,675               2,342                 224
               1,133               1,133               1,133               1,133               1,133
                 814               5,703               2,747               1,748                 168
                 503               3,498               1,688               1,070                 102
                  27                 190                  92                  58                   5
           ----------        ------------      -------------          ----------          ----------
             187,478           1,040,341             518,487             330,871              33,625
             (33,017)            (66,255)            (45,184)            (41,567)            (18,545)
           ----------        ------------      -------------          ----------          ----------
             154,461             974,086             473,303             289,304              15,080
           ----------        ------------      -------------          ----------          ----------
             191,314           1,424,128             705,699             111,386             120,370
           ----------        ------------      -------------          ----------          ----------



           2,695,085          25,103,247           5,077,653           4,780,500                   0
             124,703                   0             394,066                   0                   0
                   0                   0                   0                   0                   0
                   0                   0                   0                   0                   0
           ----------        ------------      -------------          ----------          ----------
           2,819,788          25,103,247           5,471,719           4,780,500                   0

           4,720,815          18,449,253          15,253,151           8,864,035                   0
             (26,975)                  0             (23,927)                  0                   0
                   0                   0                   0                   0                   0
           ----------        ------------      -------------          ----------          ----------
           4,693,840          18,449,253          15,229,224           8,864,035                   0
           ----------        ------------      -------------          ----------          ----------
           7,513,628          43,552,500          20,700,943          13,644,535                   0
           ----------        ------------      -------------          ----------          ----------

        $  7,704,942       $  44,976,628       $  21,406,642       $  13,755,921          $  120,370
           ----------        ------------      -------------          ----------          ----------
           ----------        ------------      -------------          ----------          ----------


                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                               GLOBAL INCOME FUND                 INTERNATIONAL EQUITY FUND
                                                           SIX MONTHS                              SIX MONTHS
                                                          ENDED 6/30/97        YEAR ENDED         ENDED 6/30/97       YEAR ENDED
                                                           (UNAUDITED)           12/31/96          (UNAUDITED)          12/31/96
                                                           -----------           --------          -----------         ---------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income . . . . . . . . . . ..      $  1,029,397        $  1,977,025          $  528,957          $  418,287
   Net realized gain (loss) on:
      Investments. . . . . . . . . . . . . . . . .           459,963             918,561           4,850,518           3,727,854
      Futures. . . . . . . . . . . . . . . . . . .                 0                   0                   0                   0
      Foreign currency transactions. . . . . . . .           733,737             481,271           1,205,720             154,420
      Options. . . . . . . . . . . . . . . . . . .             4,295              35,396                   0            (110,596)
                                                        ------------       -------------          ----------         -----------
      Total net realized gain. . . . . . . . . . .         1,197,995           1,435,228           6,056,238           3,771,678
   Change in unrealized appreciation
           (depreciation) of:
      Investments. . . . . . . . . . . . . . . . .          (304,255)           (277,482)          7,837,008           9,314,829
      Futures. . . . . . . . . . . . . . . . . . .                 0                   0                   0                   0
      Foreign currency translations. . . . . . . .          (587,587)             67,046            (652,168)            (89,819)
                                                        ------------       -------------          ----------          -----------
      Total change in unrealized
           appreciation (depreciation) . . . . . .          (891,842)           (210,436)          7,184,840           9,225,010
                                                        ------------       -------------          ----------          -----------
      Net increase in net assets
           resulting from operations . . . . . . .         1,335,550           3,201,817          13,770,035           13,414,975
                                                        ------------       -------------          ----------          -----------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
           FROM:
      Net investment income. . . . . . . . . . . .                 0          (1,977,025)                  0             (38,556)
      In excess of net investment income . . . . .                 0            (299,207)                  0                   0
      Net realized gain on investments . . . . . .                 0            (594,964)                  0          (1,983,461)
      In excess of net realized gains. . . . . . .                 0                   0                   0                   0
                                                        ------------       -------------          ----------          -----------
      Total dividends and distributions
           to shareholders . . . . . . . . . . . .                 0          (2,871,196)                  0          (2,022,017)
   FUND SHARE TRANSACTIONS (NOTE E). . . . . . . .         3,788,292           6,258,780          15,684,289          26,500,961
                                                        ------------       -------------          ----------          -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS. . .         5,123,842           6,589,401          29,454,324          37,893,919
   NET ASSETS
      Beginning of period. . . . . . . . . . . . .        37,674,717          31,085,316          96,735,617          58,841,698
                                                        ------------       -------------          ----------          -----------
      End of period (1). . . . . . . . . . . . . .     $  42,798,559       $  37,674,717      $  126,189,941       $  96,735,617
                                                        ------------       -------------          ----------          -----------
                                                        ------------       -------------          ----------          -----------

   (1) Including undistributed (distributions in
       excess of) net investment income. . . . . .        $  972,341          $  (57,056)         $  988,534          $  459,577
                                                        ------------       -------------          ----------          -----------
                                                        ------------       -------------          ----------          -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


              CAPITAL GROWTH FUND                 GROWTH AND INCOME FUND                   CORE U.S. EQUITY FUND
         SIX MONTHS                             SIX MONTHS                              SIX MONTHS
        ENDED 6/30/97        YEAR ENDED        ENDED 6/30/97         YEAR ENDED        ENDED 6/30/97          YEAR ENDED
          (UNAUDITED)          12/31/96          (UNAUDITED)           12/31/96           (UNAUDITED)           12/31/96
         -----------           --------          -----------           --------           -----------           --------

          $  191,314          $  312,175        $  1,424,128        $  3,495,189          $  705,699        $  1,137,758

           2,695,085             243,508          25,103,247          16,534,076           5,077,653           2,937,542
             124,703              46,353                   0                   0             394,066             (34,854)
                   0                   0                   0                   0                   0                   0
                   0                   0                   0                   0                   0                   0
          ----------         -----------       -------------       -------------          ----------        ------------
           2,819,788             289,861          25,103,247          16,534,076           5,471,719           2,902,688


           4,720,815           3,715,510          18,449,253          21,786,858          15,253,151          11,847,717
             (26,975)             37,400                   0                   0             (23,927)             15,525
                   0                   0                   0                   0                   0                   0
          ----------         -----------       -------------       -------------          ----------        ------------

           4,693,840           3,752,910          18,449,253          21,786,858          15,229,224          11,863,242
          ----------         -----------       -------------       -------------          ----------        ------------

           7,704,942           4,354,946          44,976,628          41,816,123          21,406,642          15,903,688
          ----------         -----------       -------------       -------------          ----------        ------------


                   0            (312,175)                  0          (3,495,189)                  0          (1,137,758)
                   0              (3,999)                  0                   0                   0                   0
                   0            (289,861)                  0         (13,694,011)                  0          (2,401,439)
                   0            (111,306)                  0                   0                   0                   0
          ----------         -----------       -------------       -------------          ----------        ------------

                   0            (717,341)                  0         (17,189,200)                  0          (3,539,197)
          12,548,019          15,945,890          34,601,840          57,883,907          19,413,405          32,535,620
          ----------         -----------       -------------       -------------          ----------        ------------
          20,252,961          19,583,495          79,578,468          82,510,830          40,820,047          44,900,111

          30,299,457          10,715,962         210,586,814         128,075,984         101,623,580          56,723,469
          ----------         -----------       -------------       -------------          ----------        ------------
       $  50,552,418       $  30,299,457      $  290,165,282      $  210,586,814      $  142,443,627      $  101,623,580
          ----------         -----------       -------------       -------------          ----------        ------------
          ----------         -----------       -------------       -------------          ----------        ------------


          $  191,314                $  0        $  1,424,128                $  0          $  705,699                $  0
          ----------         -----------       -------------       -------------          ----------        ------------
          ----------         -----------       -------------       -------------          ----------        ------------


                        PROTECTIVE INVESTMENT COMPANY
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                         SMALL CAP EQUITY FUND                    MONEY MARKET FUND
                                                       SIX MONTHS                              SIX MONTHS
                                                      ENDED 6/30/97          YEAR ENDED       ENDED 6/30/97         YEAR ENDED
                                                        (UNAUDITED)            12/31/96         (UNAUDITED)           12/31/96
                                                        -----------         ----------          -----------         -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income. . . . . . . . . . . .       $  111,386          $  170,478          $  120,370          $  248,420
   Net realized gain (loss) on:
      Investments. . . . . . . . . . . . . . . . .        4,780,500           7,907,243                   0                   0
      Futures. . . . . . . . . . . . . . . . . . .                0                   0                   0                   0
      Foreign currency transactions. . . . . . . .                0                   0                   0                   0
      Options. . . . . . . . . . . . . . . . . . .                0                   0                   0                   0
                                                         ----------          ----------          ----------          ----------
      Total net realized gain. . . . . . . . . . .        4,780,500           7,907,243                   0                   0
   Change in unrealized appreciation
           (depreciation of):
      Investments. . . . . . . . . . . . . . . . .        8,864,035           1,105,418                   0                   0
      Futures. . . . . . . . . . . . . . . . . . .                0                   0                   0                   0
      Foreign currency translations. . . . . . . .                0                   0                   0                   0
                                                         ----------          ----------          ----------          ----------
      Total change in unrealized
           appreciation (depreciation) . . . . . .        8,864,035           1,105,418                   0                   0
                                                         ----------          ----------          ----------          ----------
      Net increase in net assets
           resulting from operations . . . . . . .       13,755,921           9,183,139             120,370             248,420
                                                         ----------          ----------          ----------          ----------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
           FROM:
      Net investment income. . . . . . . . . . . .                0            (170,210)           (120,370)           (248,420)
      In excess of net investment income . . . . .                0                   0                   0                   0
      Net realized gain on investments . . . . . .                0          (6,646,997)                  0                   0
      In excess of net realized gains. . . . . . .                0                   0                   0                   0
                                                         ----------          ----------          ----------          ----------
      Total dividends and distributions
           to shareholders . . . . . . . . . . . .                0          (6,817,207)           (120,370)           (248,420)
   FUND SHARE TRANSACTIONS (NOTE E). . . . . . . .        8,764,766          18,237,546          (2,391,901)          1,050,935
                                                         ----------          ----------          ----------          ----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS. . .       22,520,687          20,603,478          (2,391,901)          1,050,935
   NET ASSETS
      Beginning of period. . . . . . . . . . . . .       64,433,171          43,829,693           6,120,660           5,069,725
                                                         ----------          ----------          ----------          ----------
      End of period (1). . . . . . . . . . . . . .    $  86,953,858       $  64,433,171        $  3,728,759        $  6,120,660
                                                         ----------          ----------          ----------          ----------
                                                         ----------          ----------          ----------          ----------

   (1)   Including undistributed (distributions in
       excess of) net investment income. . . . . .       $  111,654              $  268                $  0                $  0
                                                         ----------          ----------          ----------          ----------
                                                         ----------          ----------          ----------          ----------





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

                            PROTECTIVE INVESTMENT COMPANY
                                 FINANCIAL HIGHLIGHTS
            FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED


                                                                                                       Distributions
                                        Net Asset                                 Total     Dividends   in excess
                                        Value at        Net     Realized and       from      from Net     of Net   Distributions
                                        Beginning    Investment   Unrealized   Investment   Investment  Investment    from Net
                                        of Period    Income (3)   Gain (Loss)   Operations     Income    Income   Realized Gains
--------------------------------------------------------------------------------------------------------------------------------
 Global Income Fund
    1/1/97 - 6/30/97 (Unaudited) . .      $10.177       $0.255       $0.087       $0.342       $0.000     $0.000       $0.000
    1/1/96 - 12/31/96. . . . . . . .       10.074        0.628        0.310        0.938       (0.628)    (0.036)      (0.171)
    1/1/95 - 12/31/95. . . . . . . .        9.558        0.607        0.968        1.575       (0.553)    (0.323)      (0.183)
    3/14/94 - 12/31/94 (1) . . . . .       10.000        0.367       (0.442)      (0.075)      (0.367)     0.000        0.000
--------------------------------------------------------------------------------------------------------------------------------
 International Equity Fund
    1/1/97 - 6/30/97 (Unaudited) . .       12.865        0.052        1.557        1.609        0.000      0.000        0.000
    1/1/96 - 12/31/96. . . . . . . .       11.045        0.140        1.955        2.095       (0.005)     0.000       (0.270)
    1/1/95 - 12/31/95. . . . . . . .        9.581        0.067        1.817        1.884       (0.076)    (0.344)       0.000
    3/14/94 - 12/31/94 (1) . . . . .       10.000        0.048       (0.467)      (0.419)       0.000      0.000        0.000
--------------------------------------------------------------------------------------------------------------------------------
 Capital Growth Fund
    1/1/97 - 6/30/97 (Unaudited) . .       12.647        0.058        2.620        2.678        0.000      0.000        0.000
    1/1/96 - 12/31/96. . . . . . . .       10.613        0.134        2.209        2.343       (0.134)    (0.002)      (0.125)
    6/13/95 - 12/31/95 (2) . . . . .       10.000        0.080        0.613        0.693       (0.080)     0.000        0.000
--------------------------------------------------------------------------------------------------------------------------------
 Growth and Income Fund
    1/1/97 - 6/30/97 (Unaudited) . .       14.183        0.083        2.725        2.808        0.000      0.000        0.000
    1/1/96 - 12/31/96. . . . . . . .       12.197        0.266        2.987        3.253       (0.266)     0.000       (1.001)
    1/1/95 - 12/31/95. . . . . . . .        9.661        0.246        2.854        3.100       (0.246)     0.000       (0.318)
    3/14/94 - 12/31/94 (1) . . . . .       10.000        0.114       (0.300)      (0.186)      (0.114)     0.000       (0.031)
--------------------------------------------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund
    1/1/97 - 6/30/97 (Unaudited) . .       15.437        0.091        2.876        2.967        0.000      0.000        0.000
    1/1/96 - 12/31/96. . . . . . . .       13.109        0.180        2.706        2.886       (0.180)     0.000       (0.378)
    1/1/95 - 12/31/95. . . . . . . .        9.839        0.143        3.470        3.613       (0.143)     0.000       (0.200)
    3/14/94 - 12/31/94 (1) . . . . .       10.000        0.093       (0.039)       0.054       (0.093)     0.000       (0.120)
--------------------------------------------------------------------------------------------------------------------------------
 Small Cap Equity Fund
    1/1/97 - 6/30/97 (Unaudited) . .       10.022        0.015        1.956        1.971        0.000      0.000        0.000
    1/1/96 - 12/31/96. . . . . . . .        9.345        0.030        1.840        1.870       (0.030)     0.000       (1.163)
    1/1/95 - 12/31/95. . . . . . . .        8.951        0.079        0.502        0.581       (0.079)     0.000       (0.031)
    3/14/94 - 12/31/94 (1) . . . . .       10.000        0.038       (1.025)      (0.987)      (0.038)     0.000       (0.001)
--------------------------------------------------------------------------------------------------------------------------------
 Money Market Fund
    1/1/97 - 6/30/97 (Unaudited) . .        1.000        0.024        0.000        0.024       (0.024)     0.000        0.000
    1/1/96 - 12/31/96. . . . . . . .        1.000        0.047        0.000        0.047       (0.047)     0.000        0.000
    1/1/95 - 12/31/95. . . . . . . .        1.000        0.052        0.000        0.052       (0.052)     0.000        0.000
    3/14/94 - 12/31/94 (1) . . . . .        1.000        0.031        0.000        0.031       (0.031)     0.000        0.000
--------------------------------------------------------------------------------------------------------------------------------


(1) Investment operations commenced on March 14, 1994.
(2) Investment operations commenced on June 13, 1995.
(3) Net Investment Income and Ratio of Operating Expenses to Average Net Assets is after reimbursement of certain fees and expenses by Protective Life. Had Protective Life not undertaken to reimburse expenses related to the Funds, net investment income per share and the ratio of operating expenses to average net assets would have been as follows: For the six months ended June 30, 1997: Global Income Fund, $0.240 and 1.40%; International Equity Fund, $0.035 and 1.39%; Capital Growth Fund, $0.048 and 0.97%; Growth and Income Fund, $0.080 and 0.85%; CORE U.S. Equity Fund, $0.085 and 0.88%; Small Cap Equity Fund, $0.010 and 0.92%; and Money Market Fund, $0.019 and 1.34%, respectively. For the year ended December 31, 1996: Global Income Fund, $0.598 and 1.42%; International Equity Fund, $0.110 and 1.38%; Capital Growth Fund, $0.115 and 1.02%; Growth and Income Fund, $0.257 and 0.88%; CORE U.S. Equity Fund, $0.166 and 0.91%; Small Cap Equity Fund, $0.018 and 0.94%; and Money Market Fund, 0.041 and 1.27%, respectively.
    For the period ended December 31, 1995: Global Income Fund, $0.577 and 1.50%; International Equity Fund, $0.032 and 1.55%; Capital Growth Fund, $0.055 and 1.62%; Growth and Income Fund, $0.236 and 0.93%; CORE U.S. Equity Fund, $0.125 and 1.01%; Small Cap Equity Fund, $0.065 and 1.00%;
    and Money Market Fund, $0.046 and 1.17%, respectively. For the period ended December 31, 1994: Global Income Fund, $0.320 and 2.12%; International Equity Fund, $0.004 and 2.24%; Growth and Income Fund,
    $0.097 and 1.31%; CORE U.S. Equity Fund, $0.055 and 1.81%; Small Cap
    Equity Fund, $0.009 and 1.62%; and Money Market Fund, $0.018 and
    2.24%, respectively.
(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



     Distributions                                                           Ratio        Ratio of Net
       in Excess                   Net Asset                 Net Assets   of Operating     Investment
           of                       Value at                     End        Expenses       Income to      Portfolio      Average
     Net Realized       Total          End        Total       of Period    to Average        Average       Turnover    Commission
          Gains     Distributions  of Period    Return (4)       (000)    Net Assets (3)   Net Assets        Rate        Rate (7)
--------------------------------------------------------------------------------------------------------------------------------
         $0.000        $0.000       $10.519          3.37%      $42,799      1.10% (5)     5.22% (5)      232% (6)       N/A
          0.000        (0.835)       10.177          9.48        37,675      1.10          5.71           214            N/A
          0.000        (1.059)       10.074         16.94        31,085      1.10          5.94           295             --
          0.000        (0.367)        9.558         (0.74)       17,281      1.10 (5)      5.58 (5)       210 (6)         --
--------------------------------------------------------------------------------------------------------------------------------

          0.000         0.000        14.474         12.50       126,190      1.10 (5)      1.00 (5)        20 (6)     $0.023
          0.000        (0.275)       12.865         19.00        96,736      1.10          0.52            38          0.032
          0.000        (0.420)       11.045         19.66        58,842      1.10          0.96            40             --
          0.000         0.000         9.581         (4.18)       27,385      1.10 (5)      1.25 (5)        33 (6)         --
--------------------------------------------------------------------------------------------------------------------------------

          0.000         0.000        15.325         21.18        50,552      0.80 (5)      0.99 (5)        52 (6)      0.061
         (0.048)       (0.309)       12.647         22.05        30,299      0.80          1.54            35          0.058
          0.000        (0.080)       10.613          6.93        10,716      0.80 (5)      2.57 (5)         5 (6)         --
--------------------------------------------------------------------------------------------------------------------------------

          0.000         0.000        16.991         19.80       290,165      0.80 (5)      1.17 (5)        36 (6)      0.059
          0.000        (1.267)       14.183         26.82       210,587      0.80          2.11            49          0.058
          0.000        (0.564)       12.197         32.29       128,076      0.80          2.36            55             --
         (0.008)       (0.153)        9.661         (1.86)       42,305      0.80 (5)      2.21 (5)        36 (6)         --
--------------------------------------------------------------------------------------------------------------------------------

          0.000         0.000        18.404         19.22       142,444      0.80 (5)      1.19 (5)        32 (6)      0.038
          0.000        (0.558)       15.437         21.94       101,624      0.80          1.44            34          0.054
          0.000        (0.343)       13.109         36.73        56,723      0.80          1.69            60             --
         (0.002)       (0.215)        9.839          0.53        17,717      0.80 (5)      2.44 (5)        56 (6)         --
--------------------------------------------------------------------------------------------------------------------------------

          0.000         0.000        11.993         19.67        86,954      0.80 (5)      0.31 (5)        58 (6)      0.046
          0.000        (1.193)       10.022         20.22        64,433      0.80          0.31           100          0.049
         (0.077)       (0.187)        9.345          6.46        43,830      0.80          1.09            60             --
         (0.023)       (0.062)        8.951         (9.87)       21,813      0.80 (5)      1.07 (5)        17 (6)         --
--------------------------------------------------------------------------------------------------------------------------------

          0.000        (0.024)        1.000          2.42         3,729      0.60 (5)      4.79 (5)       N/A            N/A
          0.000        (0.047)        1.000          4.82         6,121      0.60          4.72           N/A            N/A
          0.000        (0.052)        1.000          5.32         5,070      0.60          5.19           N/A             --
          0.000        (0.031)        1.000          3.14         3,618      0.60 (5)      3.80 (5)       N/A             --
--------------------------------------------------------------------------------------------------------------------------------


(5)  Annualized.
(6)  Non-Annualized.
(7) For fiscal years beginning on or after September 1, 1995, a Fund, which invests 10% or more of its net assets in equity securities that trade with a commission, is required to disclose its average commission rate per share.

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)

NOTE A - ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in seven funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund (formerly the Select Equity Fund), Small Cap Equity Fund and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per class, resulting in 1,000 shares being issued by the Global Income Fund, International Equity Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Equity Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company.
The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000. Effective May 1, 1997, the name of the Select Equity Fund was changed to the CORE U.S. Equity Fund.

The Company offers each class of its stock to separate accounts of Protective Life as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life through separate accounts.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings.

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Funds. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain or loss on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. Unrealized currency gains and losses on securities held are not segregated for financial statement presentation.

Upon the purchase or sale of a security denominated in a foreign currency, the Funds may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction. Accordingly, the Company would not realize currency gains or losses between the trade and settlement dates on such security transactions.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover its commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EXPENSES - Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually for International Equity Fund, Global Income Fund, Growth and Income Fund, Capital Growth Fund, CORE U.S. Equity Fund and Small Cap Equity Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES

The Company has entered into an investment management agreement with Investment Distributors Advisory Services, Inc. (the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%.

In order to limit expenses, Protective Life has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund,
 .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Equity Fund, .80%; and Money Market Fund, .60%. Protective Life may terminate its obligations to pay such expenses upon 120 days notice to the Company.

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, Money Market Fund, CORE U.S. Equity Fund and Small Cap Equity Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement for each Fund with the Investment Manager under which the Adviser manages the investment portfolios of the Funds of which it is Adviser. As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .20% of assets in excess of $200 million; and Money Market Fund, .35% of the first $100 million, .25% of the next $100 million, and .15% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended.

NOTE D - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the six months ended June 30, 1997, were as follows:

                                    NON-U.S.        U.S.         NON-U.S.         U.S.
                                  GOVERNMENT     GOVERNMENT     GOVERNMENT     GOVERNMENT
                                   PURCHASES      PURCHASES        SALES         SALES
                                  -----------   -----------    ------------    ----------
Global Income Fund . . . . . .   $ 72,137,967   $ 11,845,102   $ 62,652,188   $ 13,725,086
International Equity Fund. . .     34,324,220              0     20,519,474              0
Capital Growth Fund. . . . . .     32,364,818              0     18,753,315              0
Growth and Income Fund . . . .    134,052,164              0     86,520,377              0
CORE U.S. Equity Fund. . . . .     58,852,894              0     36,962,265              0
Small Cap Equity Fund. . . . .     39,163,102              0     38,247,667              0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 1997 were $37,764,824 and $40,350,691, respectively.

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 1997 were as follows:

                                                                               NET UNREALIZED
                                  IDENTIFIED           GROSS UNREALIZED         APPRECIATION
                                     COST        APPRECIATION   (DEPRECIATION) (DEPRECIATION)
                                  -----------    ------------   -------------  ----------------
Global Income Fund . . . . . .   $ 40,676,208    $   393,535    $   113,877    $   279,658
International Equity Fund. . .    102,222,928     25,863,498      1,656,513     24,206,985
Capital Growth Fund. . . . . .     43,166,620      8,737,733        159,078      8,578,655
Growth and Income Fund . . . .    238,609,513     55,287,902      1,780,796     53,507,106
CORE U.S. Equity Fund. . . . .    107,261,001     35,949,858        829,657     35,120,201
Small Cap Equity Fund. . . . .     77,398,531     14,209,537      4,357,912      9,851,625
Money Market Fund. . . . . . .      3,597,972              0              0              0

For the six months ended June 30, 1997, Goldman Sachs, the Funds' Advisor, earned approximately $1,600, $8,900, $43,400, and $300 of brokerage commissions from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, and Small Cap Equity Funds, respectively.

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

NOTE E - SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated classes as follows:
Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares; Small Cap Equity Fund, 100 million shares; and Money Market Fund, 100 million shares.

Transactions in shares were as follows:

                                             GLOBAL INCOME FUND           GLOBAL INCOME FUND
                                              SIX MONTHS ENDED                YEAR ENDED
                                               JUNE 30, 1997              DECEMBER 31, 1996
                                            ------------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .         617,169   $  6,369,036        745,616   $  7,605,827
Shares issued to shareholders in
  reinvestment of dividends. . . .               0              0        283,177      2,871,192
Shares redeemed or exchanged out .        (250,639)    (2,580,744)      (412,374)    (4,218,239)
                                          ---------    -----------      --------    ------------
Net increase . . . . . . . . . . .         366,530   $  3,788,292        616,419   $  6,258,780
                                          ---------    -----------      --------    ------------
                                          ---------    -----------      --------    ------------

                                          INTERNATIONAL EQUITY FUND   INTERNATIONAL EQUITY FUND
                                              SIX MONTHS ENDED                YEAR ENDED
                                               JUNE 30, 1997               DECEMBER 31, 1996
                                             ------------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .       1,494,816  $  19,570,122      2,476,463  $  29,939,941
Shares issued to shareholders in
  reinvestment of dividends. . . .               0              0        159,256      2,022,021
Shares redeemed or exchanged out .        (295,456)    (3,885,833)      (443,758)    (5,461,001)
                                          ---------    -----------      --------    ------------
Net increase . . . . . . . . . . .       1,199,360  $  15,684,289      2,191,961  $  26,500,961
                                          ---------    -----------      --------    ------------
                                          ---------    -----------      --------    ------------

                                            CAPITAL GROWTH FUND          CAPITAL GROWTH FUND
                                             SIX MONTHS ENDED                 YEAR ENDED
                                               JUNE 30, 1997              DECEMBER 31, 1996
                                            ------------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .       1,007,640  $  14,005,865      1,471,196  $  16,890,584
Shares issued to shareholders in
  reinvestment of dividends. . . .               0              0         56,365        717,339
Shares redeemed or exchanged out .        (104,839)    (1,457,846)      (141,415)    (1,662,033)
                                          ---------    -----------      --------    ------------
Net increase . . . . . . . . . . .         902,801  $  12,548,019      1,386,146  $  15,945,890
                                          ---------    -----------      --------    ------------
                                          ---------    -----------      --------    ------------

                                           GROWTH AND INCOME FUND       GROWTH AND INCOME FUND
                                             SIX MONTHS ENDED                YEAR ENDED
                                              JUNE 30, 1997              DECEMBER 31, 1996
                                            ------------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .       2,774,630  $  43,040,570      4,215,959  $  55,439,807
Shares issued to shareholders in
  reinvestment of dividends. . . .               0              0      1,221,625     17,189,194
Shares redeemed or exchanged out .        (544,464)    (8,438,730)    (1,090,605)   (14,745,094)
                                          ---------    -----------      --------    ------------
Net increase . . . . . . . . . . .       2,230,166  $  34,601,840      4,346,979  $  57,883,907
                                          ---------    -----------      --------    ------------
                                          ---------    -----------      --------    ------------

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

                                          CORE U.S. EQUITY FUND         CORE U.S. EQUITY FUND
                                             SIX MONTHS ENDED                 YEAR ENDED
                                               JUNE 30, 1997              DECEMBER 31, 1996
                                            ------------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .       1,420,434  $  23,840,284      2,458,365  $  35,167,409
Shares issued to shareholders in
  reinvestment of dividends. . . .               0              0        225,190      3,539,193
Shares redeemed or exchanged out .        (263,641)    (4,426,879)      (427,469)    (6,170,982)
                                          ---------    -----------    ----------    -----------
Net increase . . . . . . . . . . .       1,156,793  $  19,413,405      2,256,086  $  32,535,620
                                          ---------    -----------    ----------    -----------
                                          ---------    -----------    ----------    -----------

                                          SMALL CAP EQUITY FUND          SMALL CAP EQUITY FUND
                                            SIX MONTHS ENDED                  YEAR ENDED
                                              JUNE 30, 1997               DECEMBER 31, 1996
                                            ------------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .       1,169,461  $  12,471,439      1,711,568  $  18,377,940
Shares issued to shareholders in
  reinvestment of dividends. . . .               0              0        690,344      6,817,211
Shares redeemed or exchanged out .        (348,188)    (3,706,673)      (662,561)    (6,957,605)
                                          ---------    -----------    ----------    -----------
Net increase . . . . . . . . . . .         821,273   $  8,764,766      1,739,351  $  18,237,546
                                          ---------    -----------    ----------    -----------
                                          ---------    -----------    ----------    -----------

                                            MONEY MARKET FUND            MONEY MARKET FUND
                                            SIX MONTHS ENDED                YEAR ENDED
                                              JUNE 30, 1997             DECEMBER 31, 1996
                                            -----------------           -------------------
                                            SHARES     DOLLARS            SHARES     DOLLARS
                                            ------     -------            ------     --------
Shares sold or exchanged in. . . .       3,752,932   $  3,752,932     10,940,141  $  10,940,141
Shares issued to shareholders in
  reinvestment of dividends. . . .         120,369        120,369        249,104        249,104
Shares redeemed or exchanged out .      (6,265,202)    (6,265,202)   (10,138,310)   (10,138,310)
                                          ---------    -----------    ----------    -----------
Net increase (decrease). . . . . .      (2,391,901) $  (2,391,901)     1,050,935   $  1,050,935
                                          ---------    -----------    ----------    -----------
                                          ---------    -----------    ----------    -----------

PROTECTIVE INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

NOTE F - FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1997, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND                                                 U.S. $ COST         6/30/97       UNREALIZED
                                                                  ON ORIGINATION       U.S. $       APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                                    DATE            VALUE       (DEPRECIATION)
-----------------------------------                               --------------       -------     -------------
DEM, expiring 07/18/1997-07/22/1997 (2 contracts). . . . . . . .    $  1,320,277   $  1,309,037     $  (11,240)
FIM, expiring 07/10/1997 (1 contract). . . . . . . . . . . . . .       1,018,242      1,010,367         (7,875)
                                                                    ------------   ------------     -----------
                                                                       2,338,519      2,319,404        (19,115)
                                                                                                    -----------

FOREIGN CURRENCY SALE CONTRACTS
-----------------------------------
DEM, expiring 07/10/1997-09/12/1997 (4 contracts). . . . . . . .       6,765,994      6,668,547         97,447
ESP, expiring 09/11/1997 (1 contract). . . . . . . . . . . . . .       2,058,000      2,036,738         21,262
FRF, expiring 07/22/1997 (3 contracts) . . . . . . . . . . . . .       3,448,732      3,369,505         79,227
GBP, expiring 08/15/1997 (1 contract). . . . . . . . . . . . . .       3,952,694      4,034,103        (81,409)
ITL, expiring 08/13/1997 (3 contracts) . . . . . . . . . . . . .       7,710,954      7,637,467         73,487
JPY, expiring 07/24/1997-09/22/1997 (2 contracts). . . . . . . .       5,330,563      5,597,139       (266,576)
NZD, expiring 09/19/1997 (1 contract). . . . . . . . . . . . . .       3,274,872      3,248,443         26,429
SEK, expiring 09/12/1997 (1 contract). . . . . . . . . . . . . .         847,559        849,871         (2,312)
                                                                    ------------    -----------      ---------
                                                                      33,389,368     33,441,813        (52,445)
                                                                                                     ----------
Offsetting forward currency contracts not yet settled
(13 contracts)                                                                                        (300,411)
                                                                                                     ---------
NET UNREALIZED DEPRECIATION                                                                           (371,971)
                                                                                                     ---------
                                                                                                     ---------
INTERNATIONAL EQUITY FUND                                          U.S. $ COST         6/30/97       UNREALIZED
                                                                  ON ORIGINATION       U.S. $       APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                                    DATE            VALUE        (DEPRECIATION)
-----------------------------------                               --------------      -------      --------------
DEM, expiring 07/22/1997 (1 contract). . . . . . . . . . . . . .      $  587,836     $  571,087     $  (16,749)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
DEM, expiring 08/21/1997 (1 contract). . . . . . . . . . . . . .       3,888,644      3,843,894         44,750
ESP, expiring 09/11/1997 (1 contract). . . . . . . . . . . . . .       2,247,000      2,222,295         24,705
FRF, expiring 07/22/1997 (3 contracts) . . . . . . . . . . . . .       5,989,133      5,841,012        148,121
HKD, expiring 08/08/1997 (2 contracts) . . . . . . . . . . . . .       3,969,182      3,967,385          1,797
JPY, expiring 09/22/1997 (1 contract). . . . . . . . . . . . . .      12,163,000     12,014,825        148,175
                                                                     -----------    -----------   ------------
                                                                      28,256,959     27,889,411        367,548
                                                                                                  ------------
Offsetting forward currency contracts not yet settled
(10 contracts)                                                                                      (1,046,879)
                                                                                                    ----------
NET UNREALIZED DEPRECIATION                                                                        $  (696,080)
                                                                                                   -----------
                                                                                                   -----------

GLOSSARY OF TERMS

  DEM - Deutsche Mark                    HKD - Hong Kong Dollar
  ESP - Spanish Peseta                   ITL - Italian Lira
  FIM - Finnish Markka                   JPY - Japanese Yen
  FRF - French Franc                     NZD - New Zealand Dollar
  GBP - Great British Pound              SEK - Swedish Krona
                                         USD - United States Dollar

                        PROTECTIVE INVESTMENT COMPANY
                              _______________

                           DIRECTORS AND OFFICERS

                         D. Warren Bailey, DIRECTOR
                        G. Ruffner Page, Jr., DIRECTOR
                        Cleophus Thomas, Jr., DIRECTOR
                     Carolyn King, PRESIDENT AND CHAIRMAN
                        R. Stephen Briggs, DIRECTOR
          Richard J. Bielen, VICE PRESIDENT AND COMPLIANCE OFFICER
          Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                          John O'Sullivan, TREASURER
                         Steve M. Callaway, SECRETARY
                              _______________

                             INVESTMENT MANAGER

                  Investment Distributors Advisory Services, Inc.

                              _______________

                            INVESTMENT ADVISERS

                        Goldman Sachs Asset Management
                  Goldman Sachs Asset Management International

                             _______________


----------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.
-----------------------------------------------------------------------------

                              PROTECTIVE  [LOGO]
                      PROTECTIVE LIFE INSURANCE COMPANY

                             We Protect The Future-Registered
                                                   Trademark-

                                  P.O. Box 2606
                           Birmingham, Alabama 35202